HARTFORD SERIES FUND, INC.,
on behalf of
Hartford Index HLS Fund

July 31, 2014

Dear Hartford Index HLS Fund Participant:

You are cordially invited to attend a Special Meeting (the "Meeting") of Hartford Series Fund, Inc. The Meeting will take place on September 15, 2014 at 10:00 a.m. Eastern Time at the offices of Hartford Funds Management Company, LLC, 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087.

At the Meeting, shareholders of Hartford Index HLS Fund (the "Index Fund") will be asked to vote on the matters listed in the attached Notice of Special Meeting of Shareholders. As explained in the enclosed Proxy Statement/Prospectus, the purpose of the Meeting is (i) to vote on a proposed Agreement and Plan of Reorganization (the "Reorganization Plan") pursuant to which the Index Fund will be reorganized into a corresponding series (the "New Index Fund") of HIMCO Variable Insurance Trust, a newly-organized open-end management investment company; and (ii) to transact such other business as may properly come before the Meeting, or any adjournment(s) or postponement(s) thereof.

We request that you complete the enclosed voting instruction card or proxy card for the upcoming Meeting. The Board of Directors of Hartford Series Fund, Inc. has reviewed and approved the proposals and recommends that you vote FOR the proposal(s). The Proxy Statement/Prospectus provides more information on the Reorganization Plan. Please read it carefully and return your completed voting instruction card or proxy card in the enclosed, addressed, postage-paid envelope; or take advantage of the telephonic or internet voting procedures described in the Proxy Statement/Prospectus. YOUR VOTE IS IMPORTANT. If we do not hear from you after a reasonable period of time, you may receive a telephone call from a representative of The Hartford Financial Services Group, Inc. reminding you to vote your shares.

Sincerely,

James E. Davey
President and Chief Executive Officer

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

A Special Meeting of Shareholders (the "Meeting") of Hartford Series Fund, Inc. will take place on September 15, 2014 at 10:00 a.m. Eastern Time at the offices of Hartford Funds Management Company, LLC, 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087 for the following purposes:

1.  To approve an Agreement and Plan of Reorganization (the "Reorganization Plan") providing for the acquisition of all of the assets and liabilities of Hartford Index HLS Fund (the "Index Fund") by HIMCO VIT Index Fund (the "New Index Fund"), a series of HIMCO Variable Insurance Trust, solely in exchange for shares of the New Index Fund, followed by the distribution on a pro rata basis of the New Index Fund's shares to current shareholders of the Index Fund and the complete liquidation of the Index Fund; and

2.  To transact such other business as may properly come before the Meeting, or any adjournment(s) or postponement(s) thereof.

The Board of Directors of Hartford Series Fund, Inc. recommends that you vote FOR the proposal listed in this Notice. Shareholders of record of the Index Fund on June 24, 2014 (the "Record Date") are entitled to notice of and to vote at the Meeting.

The Index Fund issues and sells its shares to variable annuity and variable life insurance separate accounts of Hartford Life and its affiliates and one or more unaffiliated insurance companies (the "Accounts"). The Index Fund also issues and sells its shares to certain qualified employee benefit plans (the "Plans"). The Accounts hold shares of the Index Fund, and although Hartford Life, its affiliates and the insurance companies are the owners of the assets held in the Accounts, the underlying owners of the variable contracts ("Contract Owners") may be indirect participants in the Index Fund. Similarly, Plan participants may be indirect participants in the Index Fund. Shares held by the Accounts are generally voted in accordance with instructions received from those Contract Owners (or annuitants or beneficiaries thereunder) having a voting interest in that Account, and Plan trustees generally vote shares held by their Plans either in their own discretion or in accordance with instructions from Plan participants. As such, in addition to the shareholders of the Index Fund, this Notice is being delivered to those Contracts Owners and Plan participants so that they may instruct the insurance companies or Plans, as applicable, how to vote the shares of the Index Fund that underlie their contracts.

Please read the enclosed Proxy Statement/Prospectus carefully for information concerning the proposal to be placed before the Meeting or any adjournments or postponements thereof. Additional matters would include only matters that were not anticipated as of the date of the enclosed Proxy Statement.

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE FILL IN, SIGN, DATE, AND MAIL THE ENCLOSED VOTING INSTRUCTION CARD OR PROXY CARD AS PROMPTLY AS POSSIBLE, OR TAKE ADVANTAGE OF THE TELEPHONIC OR INTERNET VOTING PROCEDURES DESCRIBED IN THE PROXY STATEMENT, IN ORDER TO SAVE ANY FURTHER SOLICITATION EXPENSE. AN ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED.

By Order of the Board of Directors,

  Edward P. Macdonald
  Secretary

July 31, 2014

COMBINED PROXY STATEMENT/PROSPECTUS

July 31, 2014

PROXY STATEMENT FOR:

HARTFORD INDEX HLS FUND
(a series of Hartford Series Fund, Inc.)

5 Radnor Corporate Center, Suite 300
100 Matsonford Road, Radnor, Pennsylvania 19087
(610) 386-4068

PROSPECTUS FOR:

HIMCO VIT INDEX FUND
(a series of HIMCO Variable Insurance Trust)

One Hartford Plaza
Hartford, Connecticut 06115
(860) 297-6700

This Proxy Statement/Prospectus sets forth information about the HIMCO VIT Index Fund that an investor needs to know before investing. Please read this Proxy Statement/Prospectus carefully before investing and keep it for future reference.

The date of this Proxy Statement/Prospectus, and the date of the accompanying Statement of Additional Information, is July 31, 2014.

This Proxy/Statement Prospectus describes the proposed reorganization of Hartford Index HLS Fund into HIMCO VIT Index Fund. Both funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The investment objective of both funds is to seek to provide investment results which approximate the price and yield performance of publicly traded common stocks in the aggregate.

THE SECURITIES AND EXCHANGE COMMISSION AND THE COMMODITY FUTURES TRADING COMMISSION HAVE NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Additional Information is Available. This Proxy Statement/Prospectus provides the information about the Index Fund that Shareholders should know when evaluating the Reorganization. We suggest that you keep this Proxy Statement/Prospectus for your records and future reference. The Index Fund's current prospectus, statement of additional information and any applicable supplements, as well as the Index Fund's most recent annual report to shareholders, are on file with the SEC (http://www.sec.gov), are available at no charge by calling 1-800-862-6668 and are available on the Index Fund's website (www.hartfordfunds.com/hlsprospectus). The Index Fund's prospectus and statement of additional information, each dated May 1, 2014, and any supplements thereto (File No. 333-45431), as well as the Index Fund's most recent annual report to shareholders (File No. 333-45431), are incorporated by reference into this Proxy Statement/Prospectus. A statement of additional information for this Proxy Statement/Prospectus, dated July 31, 2014, which contains additional information about the New Index Fund, is on file with the SEC (http://www.sec.gov) and is available at no charge by calling 1-800-862-6668.

QUESTIONS AND ANSWERS ABOUT THE
PROXY STATEMENT/PROSPECTUS

General Information About the Reorganization

Q. 1.  Why am I receiving this Proxy Statement/Prospectus?

A. 1.  This combined proxy statement/prospectus, dated July 31, 2014 (the "Proxy Statement/Prospectus"), is being furnished to shareholders of Hartford Index HLS Fund (the "Index Fund") in connection with the solicitation by, and on behalf of, the Board of Directors (the "Board") of Hartford Series Fund, Inc. (the "Company") of proxies to be used at the Special Meeting of Shareholders to be held at the offices of Hartford Funds Management Company, LLC, 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania, on September 15, 2014, at 10:00 a.m. (Eastern time). Such meeting and any postponement or adjournment thereof is referred to as the "Meeting." This Proxy Statement/Prospectus is being mailed to shareholders of the Index Fund on or about July 31, 2014.

The purpose of this Proxy Statement/Prospectus is to obtain shareholder approval to reorganize the Index Fund into HIMCO VIT Index Fund (the "New Index Fund"), a series of HIMCO Variable Insurance Trust (the "Trust"), a newly-organized open-end management investment company. This Proxy Statement/Prospectus contains information you should know before voting on the proposed Agreement and Plan of Reorganization (the "Reorganization Plan") between the Index Fund and the New Index Fund, pursuant to which the Index Fund would (i) transfer all of its assets and liabilities in exchange for shares of the New Index Fund having an aggregate net asset value equal to the aggregate net asset value of the shares of the Index Fund; and (ii) distribute such shares on a pro rata basis to the shareholders of the Index Fund and liquidate and dissolve the Index Fund (the "Reorganization"). A Form of Reorganization Plan is attached to this Proxy Statement/Prospectus as Appendix A. Shareholders should read this entire Proxy Statement/Prospectus, including the appendix, carefully.

Q. 2.  Why did the Board recommend the Reorganization?

A. 2.  In recommending the Reorganization, the Board considered, among other things, the potential impact of the Reorganization on the Index Fund's shareholders and a variety of related factors, including, among others, (1) that the Reorganization should provide greater opportunity to improve net flows and benefit from economies of scale; (2) that the Index Fund and the New Index Fund share the same investment objectives, investment policies and investment restrictions; (3) the fact that the management fee schedule of the New Index Fund is the same as the management fee schedule of the Index Fund; (4) the fact that, although expenses are expected to increase as a result of the Reorganization, shareholders are not expected to experience any increase in expenses through at least April 30, 2016 due to an expense limitation arrangement, and the greater opportunity to improve net flows may in the future reduce the impact of the increase in expenses; (5) the terms and conditions of the Reorganization Plan, including provisions intended to avoid any dilution of shareholder interests; (6) the costs to the Index Fund of the Reorganization; (7) the fact that the Reorganization is intended to qualify as a tax-free reorganization under federal tax laws; and (8) possible alternatives to the Reorganization, including liquidation.

After careful consideration, the Board determined that the Reorganization is in the best interests of the Index Fund and its shareholders and that the interests of existing shareholders of the Index Fund will not be diluted as a result of the Reorganization.

Q. 3.  How does the New Index Fund differ from the Index Fund?

A. 3.  Whereas the Index Fund is a series of the Company, a Maryland corporation, the New Index Fund is a series of the Trust, a Delaware statutory trust. The members of the New Index Fund's Board of Trustees differ from the members of the Index Fund's Board of Directors, and the New Index Fund also has a different investment adviser. However, the investment adviser for the New Index Fund is Hartford Investment Management Company, which currently serves as sub-adviser to the Index Fund, and there will be no change in the personnel providing portfolio management services. Both the Index Fund and the New Index Fund are registered as open-end management investment companies, and there will be no difference in the investment management fees borne by shareholders of the New Index Fund from those currently borne by shareholders of the Index Fund.

Q. 4.  Will the New Index Fund have the same service providers?

A. 4.  No. In addition to the change in investment adviser described above, the New Index Fund will have different service providers, including a different custodian, a different underwriter, a different auditor, and a different entity providing administrative, transfer agency and fund accounting services. Although the expenses related to certain service providers are expected to increase as a result of the Reorganization, shareholders are not expected to experience any increase in expenses through at least April 30, 2016 due to an expense limitation arrangement. Please see the Proxy Statement/Prospectus for more information.

Q. 5.  How does the Board suggest that I vote?

A. 5.  After careful consideration, the Board recommends that you vote in favor of the Reorganization.

Q. 6.  Who is eligible to vote?

A. 6.  Shareholders of record of the Index Fund on the Record Date are receiving this Proxy Statement/Prospectus and are eligible to vote on the Reorganization.

Q. 7.  When should I vote?

A. 7.  Please vote as soon as possible. You may submit your vote at any time before the date of the shareholder meeting. Representatives of The Hartford Financial Services Group, Inc. ("The Hartford") may be contacting you to urge you to vote on this important matter.

Q. 8.  Where can I obtain additional information about this Proxy Statement/Prospectus?

A. 8.  For information about voting, please call toll free 1-855-976-3324. To view a copy of the Proxy Statement/Prospectus, please go to www.proxyvote.com and enter your 12-digit control number.

Q. 9.  Who would bear the costs of the Reorganization?

A. 9.  The costs relating to the Reorganization will be borne solely by Hartford Investment Management Company, the investment adviser to the New Index Fund, or its affiliates. No such costs shall be borne by the Index Fund or the New Index

Fund, except for any brokerage fees and brokerage-related expenses that may be incurred in connection with the Reorganization.

Q. 10.  When would the Reorganization occur?

A. 10.  If approved at the Meeting, the Reorganization is scheduled to occur on or about October 20, 2014, but may occur on such earlier or later date as the parties agree in writing (the "Closing Date").

Q. 11.  How would the Reorganization affect me as a shareholder?

A. 11.  Upon the Closing Date, shareholders of the Index Fund would become shareholders of the New Index Fund. Specifically, shareholders of Class IA and IB shares, respectively, of the Index Fund would receive shares of the corresponding class of the New Index Fund that are equal in value to the shares in the Index Fund held by the shareholder as of 4:00 p.m. on the business day immediately preceding the Closing Date.

Q. 12.  What happens if the Reorganization is not approved?

A. 12.  If the required approval of shareholders is not obtained, the Meeting may be adjourned to a later date to permit further solicitation of proxies, as more fully described in this Proxy Statement/Prospectus. If the Reorganization is not approved, you will remain a shareholder of the Index Fund and the Board will take such actions as it deems necessary or appropriate in the best interests of the Index Fund's shareholders based on the facts and circumstances.

Q. 13.  If the Reorganization is approved, can I exchange or redeem my shares before the Reorganization takes place?

A. 13.  Please refer to your variable contract prospectus (or other disclosure document) or plan documents for more information on exchange rights and redemption procedures.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROXY STATEMENT/PROSPECTUS AND IN THE MATERIALS EXPRESSLY INCORPORATED BY REFERENCE. IF ANY PERSON PROVIDES ANY OTHER REPRESENTATION OR INFORMATION, YOU SHOULD NOT RELY ON THOSE OTHER REPRESENTATIONS OR INFORMATION.

TABLE OF CONTENTS

SUMMARY OF THE REORGANIZATION	1
The Reorganization	1
Comparison of the Index Fund and the New Index Fund	2
FEES AND EXPENSES	3
Portfolio Turnover	5
REASONS FOR THE REORGANIZATION	6
Board Considerations and Benefits of the Reorganization	6
INFORMATION ABOUT THE REORGANIZATION	8
The Reorganization Plan	8
Tax Considerations	8
Expenses of the Reorganization	10
Accounting Survivor	10
CAPITALIZATION	10
INFORMATION REGARDING HIMCO VIT INDEX FUND'S INVESTMENT OBJECTIVE, STRATEGIES AND PRINCIPAL RISKS	11
Investment Objective	11
Principal Investment Strategy	11
Principal Risks	12
MANAGEMENT AND PERFORMANCE OF HIMCO VIT INDEX FUND	12
The Investment Adviser	12
Performance	14
Performance Notes	15
COMPARISON OF HIMCO VIT INDEX FUND TO HARTFORD INDEX HLS FUND	15
Form of Organization	15
GENERAL INFORMATION ABOUT HIMCO VIT INDEX FUND	19
Investment Manager, Transfer Agent, and Principal Underwriter	19
Independent Registered Public Accounting Firm	19
Shareholder Reports	19
Dividends and Distributions	19
Disclosure of Portfolio Holdings	19
Beneficial Owners	20
Purchase and Redemption of Fund Shares	20
Additional Compensation to Servicing Institutions, Insurance Companies and Other Persons ("Servicing Intermediaries")	22
Class IB Shares Distribution Plan	22
Frequent Purchases and Redemptions of Fund Shares	24
Determination of Net Asset Value	27
Variable Contract Owner Voting Rights	29
Plan Participant Voting Rights	30

Legal Proceedings	30
Performance Related Information	30
Additional Information about the Trust	31
TAXES	31
Federal Income Taxes	31
INFORMATION CONCERNING THE SPECIAL MEETING	32
Proxy Solicitation	32
Vote Required	32
The Meeting and Voting Mechanics	32
Revoking Proxies	34
Outstanding Shares	34
Shareholder Proposals	34
FINANCIAL HIGHLIGHTS FOR HIMCO VIT INDEX FUND	35
INDEX OF APPENDICES	38
APPENDIX A: Form of Agreement and Plan of Reorganization	A-1
APPENDIX B: 5% Beneficial Owners of Fund Shares as of June 24, 2014	B-1

HARTFORD INDEX HLS FUND
AND
HIMCO VIT INDEX FUND

SUMMARY OF THE REORGANIZATION

The following is a summary of more complete information appearing later in this Proxy Statement/Prospectus or incorporated by reference herein. You should read carefully the entire Proxy Statement/Prospectus, including the form of the proposed Agreement and Plan of Reorganization (the "Reorganization Plan") attached as Appendix A, because it contains details that are not in the summary.

If the Reorganization is approved, Hartford Index HLS Fund (the "Index Fund") will be reorganized into HIMCO VIT Index Fund (the "New Index Fund," and together with the Index Fund, the "Funds"), a newly organized series of HIMCO Variable Insurance Trust (the "Trust") that will commence operations upon consummation of the Reorganization.

The Reorganization

At a meeting held on May 6, 2014, the Board of Directors (the "Board of Directors") of Hartford Series Fund, Inc. (the "Company") reviewed a proposal from Index Fund's investment adviser, Hartford Funds Management Company, LLC, regarding the reorganization of the Index Fund into the New Index Fund, a series of the Trust, which is a separate entity managed by Hartford Investment Management Company ("Hartford Investment Management"). For the reasons set forth herein, the Board of Directors approved the Reorganization Plan. Pending shareholder approval, the Reorganization will occur on or about October 20, 2014 (the "Closing Date"), at which time shareholders in the Index Fund will receive shares of the New Index Fund of the same class and of equal value as of the Closing Date.

The Reorganization Plan provides for:

•  the transfer of all of the assets of the Index Fund to the New Index Fund in exchange for shares of the New Index Fund that have an aggregate net asset value equal to the aggregate net asset value of the shares of the Index Fund on the valuation date for the Reorganization;

•  the assumption by the New Index Fund of all of the liabilities of the Index Fund; and

•  the distribution of shares of the New Index Fund to the shareholders of the Index Fund on a pro rata basis in complete liquidation of the Index Fund.

If approved, the Reorganization is expected to be completed immediately prior to the opening of business on the Closing Date based on the net asset value of the Index Fund's shares as of the close of business on the New York Stock Exchange on October 17, 2014 (the "Valuation Date").

Effects of the Reorganization on Shareholders

The Reorganization Plan approved by the Board of Directors provides for the reorganization of the Index Fund with and into the New Index Fund in exchange for Class IA and IB shares issued by the New Index Fund. The net asset value of the Class IA and IB shares, respectively, issued by the New Index Fund in connection with the Reorganization will be equal at the time of the Reorganization to the net asset value of the Class IA and IB shares, respectively, of the Index Fund acquired by the New Index Fund. As a result of the Reorganization, each shareholder of the Index Fund will cease to be a shareholder of that fund and will instead become a shareholder of the New Index Fund and will own that number of Class IA and IB shares of the Index Fund that have an aggregate net asset value at the time of the Reorganization equal to the aggregate net asset value of the Class IA and IB shares, respectively, of the Index Fund that were held by that shareholder at the Valuation Date.

On or before the Closing Date, the Index Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all of its taxable income and realized net capital gain, if any, for the current taxable year.

Tax Consequences

The Index Fund and the New Index Fund anticipate receiving a tax opinion from Dechert LLP to the effect that, based on certain facts, assumptions and representations, the Reorganization will be a tax-free reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). Consequently, in general, no gain or loss will be recognized for federal income tax purposes by the Index Fund or its shareholders as a result of the Reorganization. Additional information about the federal income tax consequences of the Reorganization is included under "Information About the Reorganization — Tax Considerations."

Comparison of the Index Fund and the New Index Fund

The investment objectives and principal investment strategies of the Index Fund and the New Index Fund are identical, and are discussed in greater detail under the "Information Regarding HIMCO VIT Index Fund's Investment Objective, Strategies and Principal Risks" section of this Proxy Statement/Prospectus. The fundamental investment restrictions of the Index Fund and the New Index Fund are also identical.

The Index Fund sells, and the New Index Fund will sell, their shares at net asset value directly to variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company and its affiliates (collectively "Hartford Life") and one or more unaffiliated insurance companies (each, an "Insurance Company" and collectively, the "Insurance Companies"), and to certain qualified employee benefit plans. Investors may invest indirectly in the Index Fund or the New Index Fund through the purchase of a variable annuity or variable life insurance contract issued by a separate account or directly through a qualified employee benefit plan.

Any minimum or subsequent investment requirements, exchange rights, and redemption procedures are governed by the applicable separate account or plan through which an investor invests.

The principal risks of investing in the New Index Fund, which are the same as the principal risks of investing in the Index Fund, are described below.

Market Risk — Market risk is the risk that one or more markets in which the New Index Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

Index Strategy Risk — The New Index Fund is not actively managed, but instead is designed to match its index. Therefore, the adverse performance of a particular stock ordinarily will not result in the elimination of the stock from the Fund's portfolio. The New Index Fund will remain invested in stocks even when stock prices are generally falling.

Tracking Error Risk — The New Index Fund's performance may not match or correlate to that of its reference index, either on a daily or aggregate basis. Factors such as cash flows, New Index Fund expenses, imperfect correlation between the New Index Fund's portfolio and the component securities of the index, rounding of share prices, asset valuation, timing variances, changes to the composition of the Index and regulatory requirements may cause the New Index Fund's performance to diverge from the performance of the index. Tracking error risk may cause the New Index Fund's performance to be less than expected.

FEES AND EXPENSES

The tables below show the fees and expenses that you would pay if you were to buy and hold shares of the Funds. The expenses in the tables appearing below for the Index Fund are based on the expenses of the Index Fund for the twelve-month period ended December 31, 2013, as disclosed in the Index Fund's current prospectus. The New Index Fund is a newly-organized fund that will commence operations upon consummation of the Reorganization and has no performance history. Pro forma fees and expenses show estimated fees and expenses of the New Index Fund after giving effect to the proposed Reorganization. Pro forma numbers are estimated in good faith and are hypothetical.

Please note that fees and expenses in this table and the examples below do not include fees and expenses that will be applied at the variable annuity or variable life insurance contract level or by a qualified employee benefit plan and would be higher if such fees and expenses were included. You should review your variable contract prospectus (or other disclosure document) or plan documents for more information on those fees and expenses. More information is available from your financial professional and in the "Purchase and Redemption of Shares" section of the Funds' statements of additional information.

Class IA

	Hartford Index HLS Fund		HIMCO VIT Index Fund Pro Forma(1)(2)
SHAREHOLDER FEES (fee paid directly from your investment)
Maximum sales charge (load) as a percentage of offering price	Not applicable		Not applicable
Maximum deferred sales charge (load)	Not applicable		Not applicable
Exchange fees	None		None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.30	%(3)	0.30	%(3)
Distribution and service (12b-1 fees)	None		None
Other expenses	0.03%		0.05%
Total annual fund operating expenses	0.33%		0.35%
Fee waiver and/or expense reimbursement	None		0.02	%(4)
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.33%		0.33	%(4)

Class IB

	Hartford Index HLS Fund		HIMCO VIT Index Fund Pro Forma(1)(2)
SHAREHOLDER FEES (fee paid directly from your investment)
Maximum sales charge (load) as a percentage of offering price	Not applicable		Not applicable
Maximum deferred sales charge (load)	Not applicable		Not applicable
Exchange fees	None		None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.30	%(3)	0.30	%(3)
Distribution and service (12b-1 fees)	0.25%		0.25%
Other expenses	0.03%		0.05%
Total annual fund operating expenses	0.58%		0.60%
Fee waiver and/or expense reimbursement	None		0.02	%(4)
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.58%		0.58	%(4)

(1)  Reflects pro forma amounts following the Reorganization.

(2)  Fees and expenses for HIMCO VIT Index Fund have been restated to reflect current fees.

(3)  The management fees reflect the percentage charged to the Fund based on the management fee rate schedule set forth in the Management and Performance section of the prospectus and the aggregate net assets of the Fund as a whole at December 31, 2013.

(4)  Hartford Investment Management has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses of HIMCO VIT Index Fund as follows: 0.33% (Class IA) and 0.58% (Class IB). This contractual arrangement will remain in effect until April 30, 2016.

Example

The examples below are intended to help you compare the cost of investing in the Index Fund, and the New Index Fund (after the Reorganization) on a pro forma basis. The examples assume that:

•  Your investment has a 5% return each year

•  The Funds' operating expenses remain the same

•  You reinvest all dividends and distributions

Your actual costs may be higher or lower. Based on these assumptions, for every $10,000 invested, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:

Class IA

	Year 1	Year 3	Year 5	Year 10
Hartford Index HLS Fund	$34	$106	$185	$418
HIMCO VIT Index Fund Pro Forma(1)	$34	$110	$194	$442

Class IB

	Year 1	Year 3	Year 5	Year 10
Hartford Index HLS Fund	$59	$186	$324	$726
HIMCO VIT Index Fund Pro Forma(1)	$59	$189	$333	$749

(1)  Reflects pro forma amounts following the Reorganization.

Portfolio Turnover

The Funds pay transaction costs, such as commissions, when they buy and sell securities (or "turn over" their portfolios). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the examples, affect the Funds' performance. During the most recent fiscal year, the portfolio turnover rate for the Index Fund was 3% of the average value of its portfolio. Because the New Index Fund has not yet commenced operations as of the date of this Proxy Statement/Prospectus, there is no portfolio turnover information quoted for the New Index Fund. The portfolio turnover rate for the New Index Fund is not expected to be substantially different from the portfolio turnover rate for the Index Fund because the New Index Fund will pursue the same investment strategy and there will be no change in the personnel providing portfolio management services.

REASONS FOR THE REORGANIZATION

Board Considerations and Benefits of the Reorganization

The Reorganization was presented to the Board of Directors for consideration and approval at a meeting held on May 6, 2014. The Board of Directors was informed that the Reorganization is being proposed as part of an initiative by The Hartford Financial Services Group, Inc. ("The Hartford") to separate its "variable product-focused" business from its "retail-focused" business. The Trust is tied more closely to The Hartford's variable product line than is the Company. The Hartford plans to build out, through the Trust, additional support of the variable product-focused business, which should allow for greater current and future distribution opportunities for the different series of the Trust, including the New Index Fund. This, in turn, should provide greater opportunity to improve net flows and provide to shareholders a better opportunity to benefit from economies of scale, which may over time result in a reduction in the impact of fixed costs to shareholders of the New Index Fund.

For the reasons discussed below, the Directors, including all of the Directors who are not "interested persons" (as defined in the Investment Company Act of 1940 (the "1940 Act")) (the "Independent Directors") of the Company, determined that the Reorganization was in the best interests of the Index Fund and its shareholders and that the interests of existing shareholders of the Index Fund will not be diluted as a result of the Reorganization.

The Board of Directors considered a number of factors, including the following:

•  The Reorganization should provide greater opportunity to improve net flows and provide to shareholders a better opportunity to benefit from economies of scale.

•  The New Index Fund and the Index Fund have the same investment objective, investment strategy and limitations.

•  Hartford Investment Management currently serves as sub-adviser to the Index Fund. Hartford Investment Management will serve as the investment manager to the New Index Fund. Accordingly, there will be no change to the individuals providing day-to-day management of the New Index Fund's portfolio as a result of the Reorganization.

•  The New Index Fund will have the same contractual management fee schedule as the Index Fund. In addition, expenses paid by shareholders of the New Index Fund will be capped through April 30, 2016 to match the Index Fund's 2013 total annual fund operating expenses.

•  The share class structure of the New Index Fund is identical to that of the Index Fund.

•  The share purchase and redemption provisions for the New Index Fund and the Index Fund are the same. For additional information on purchase and redemption provisions, see "General Information About HIMCO VIT Index Fund."

•  Shareholders of the New Index Fund will receive the same level of services provided pursuant to the New Index Fund's investment management agreement with Hartford Investment Management as they currently receive pursuant to the Index Fund's investment management agreement with Hartford Funds Management Company, LLC.

•  The New Index Fund will assume the performance history of the Index Fund.

•  The New Index Fund will have different service providers than the Index Fund, and an unaffiliated service provider will provide administrative, transfer agency and fund accounting services. The expenses related to certain service providers are expected to increase as a result of the Reorganization. The Board of Directors considered this fact to be an adverse factor, but noted that due to the expense cap described above, the change in service providers is not expected to impact fund expenses through April 30, 2016. The Board of Directors also considered that the greater opportunity to improve net flows as a result of the Reorganization may in the future reduce the impact of the increase in expenses. On balance, taking into consideration the other factors, the Board of Directors concluded that the Reorganization was in the best interests of the Index Fund and its shareholders.

•  No sales load, contingent deferred sales charge, commission, redemption fee or other transactional fee will be charged as a result of the Reorganization.

•  Hartford Investment Management or its affiliates will bear the costs of the Reorganization except for any brokerage fees and brokerage-related expenses. Given the nature of the Reorganization, brokerage fees and brokerage-related expenses are not expected to be significant.

•  The New Index Fund and the Index Fund anticipate that the Reorganization will be considered a tax-free reorganization within the meaning of Section 368(a)(1) of the Code. As such, shareholders of the Index Fund will not recognize gain or loss as a result of the Reorganization. Furthermore, there will not be a tax impact on variable contract owners and retirement plan participants. See "Information About the Reorganization — Tax Considerations."

•  The Reorganization will not dilute the interests of the shareholders of the Funds.

•  The Reorganization provided a better option for shareholders than possible alternatives, such as the liquidation of the Index Fund, which could potentially be less beneficial to shareholders.

AFTER CAREFUL CONSIDERATION, THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY APPROVED THE REORGANIZATION PLAN. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSED REORGANIZATION PLAN.

INFORMATION ABOUT THE REORGANIZATION

The Reorganization Plan

The Reorganization Plan provides for the transfer of all of the assets and liabilities of the Index Fund to the New Index Fund solely in exchange for corresponding Class IA or IB shares of the New Index Fund. The Index Fund will distribute the shares of the New Index Fund received in the exchange to its shareholders on a pro rata basis and then the Index Fund will be liquidated.

After the Reorganization, each shareholder of the Index Fund will own shares in the New Index Fund having an aggregate value equal to the aggregate value of shares of the Index Fund held by that shareholder as of the close of business on the business day immediately preceding the Closing Date.

Generally, the liquidation and distribution will be accomplished by opening accounts on the books of the New Index Fund in the names of the shareholders of the Index Fund and transferring to those shareholders' accounts the same class of shares representing such shareholders' interests previously credited to the accounts of the Index Fund. No sales charges or fees of any kind will be charged to the shareholders of the Index Fund in connection with their receipt of shares of the New Index Fund in the Reorganization.

Until the Closing Date, shareholders of the Index Fund will continue to be able to redeem their shares.

The Reorganization Plan requires that the Funds take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by the Reorganization Plan. The Reorganization Plan may be amended or terminated by mutual agreement of the parties or on certain other grounds. For a complete description of the terms and conditions of the Reorganization, see the Agreement and Plan of Reorganization at Appendix A, which qualifies in its entirety the foregoing summary of the Reorganization Plan.

Tax Considerations

The Reorganization is expected to qualify for Federal income tax purposes as a tax-free reorganization under Section 368 of the Code. It is intended that, as a result of the Reorganization:

(1)  the Reorganization will constitute a "reorganization" within the meaning of Code Section 368(a)(1)(F);

(2)  shareholders will recognize no gain or loss on their receipt of voting shares of the Index Fund solely in exchange for their voting shares of the New Index Fund pursuant to the Reorganization;

(3)  the Index Fund will not recognize gain or loss on the transfer of all of its assets to the New Index Fund solely in exchange for voting shares of the New Index Fund and the assumption by the New Index Fund of the Index Fund's Liabilities pursuant to the Reorganization, except that the Index Fund may be required to recognize gain or loss with respect to contracts described in Section 1256(b) of the Code or stock in a passive foreign investment company, as defined in Section 1297(a) of the Code;

(4)  the Index Fund will not recognize gain or loss on its distribution of the voting shares of the New Index Fund to its shareholders pursuant to the liquidation of the Index Fund;

(5)  the New Index Fund will not recognize gain or loss on its acquisition of all of the assets of the Index Fund solely in exchange for voting shares of the New Index Fund and the assumption by the New Index Fund of the Index Fund's liabilities;

(6)  the aggregate tax basis of the voting shares of the New Index Fund received by each of the Index Fund's shareholders pursuant to the Reorganization will equal the aggregate tax basis of the voting shares of the Index Fund surrendered in exchange therefor;

(7)  the holding period of the voting shares of the New Index Fund received by each of the shareholders pursuant to the Reorganization will include the period that the shareholder held the voting shares of the Index Fund exchanged therefor, provided that the shareholder held such shares as a capital asset on the date of the Reorganization;

(8)  the New Index Fund's basis in the assets of the Index Fund received pursuant to the Reorganization will equal the Index Fund's basis in the assets immediately before the Reorganization; and

(9)  the New Index Fund's holding period in the Index Fund's assets received pursuant to the Reorganization will include the period during which the Index Fund held the assets (except where investment activities of the New Index Fund have the effect of reducing or eliminating a holding period with respect to an asset).

Shareholders of the Index Fund should consult their tax advisors regarding the effect, if any, of the Reorganization in light of their individual circumstances and, since the foregoing discussion only relates to the federal income tax consequences of the Reorganization, should consult their tax advisors as to state and local tax consequences, if any, of the Reorganization.

As a condition to the closing, the Funds will request an opinion from law firm Dechert LLP to the effect that the Reorganization will qualify as a tax-free reorganization for Federal income tax purposes. That opinion will be based in part upon certain assumptions and upon certain representations made by the Funds.

In addition, as of December 31, 2013, the Index Fund had no capital loss carryovers. Federal income tax law permits a regulated investment company to carry forward its net capital losses for a period of up to eight taxable years. (Net capital losses that arise in a tax year beginning after December 22, 2010 will generally be able to be carried forward without limit.) The Reorganization is not expected to affect the timing or usability of the Index Fund's capital loss carryforwards. The ability of the New Index Fund to use capital losses to offset gains (even in the absence of the Reorganization) may be limited by factors other than loss limitations, such as the future realization of capital gains or losses.

Expenses of the Reorganization

Hartford Investment Management or its affiliates will bear all of the expenses relating to the Reorganization, except any brokerage fees and any brokerage-related expenses. The costs of the Reorganization shall include, but not be limited to preparation of the Proxy Statement/Prospectus, printing and distributing the Proxy Statement/Prospectus, legal fees, accounting fees and securities registration fees.

Accounting Survivor

The New Index Fund will assume the performance and accounting history of the Index Fund in connection with the Reorganization.

CAPITALIZATION

The following table sets forth on an unaudited basis the capitalization of the Index Fund as of June 13, 2014. The New Index Fund is a newly formed fund that will commence operations upon consummation of the Reorganization. Therefore, the New Index Fund had no assets or shares outstanding as of June 13, 2014. The table also sets forth the pro forma combined capitalization of the combined fund as if the Reorganization had occurred on June 13, 2014. If the Reorganization is consummated, the net assets, net asset value per share and shares outstanding on the Closing Date will vary from the information below due to changes in the market value of the portfolio securities of the Index Fund between June 13, 2014 and the Closing Date, changes in the amount of undistributed net investment income and net realized capital gains of the Index Fund during that period resulting from income and distributions, and changes in the accrued liabilities of the Index Fund during the same period.

	Hartford Index HLS Fund (June 13, 2014)	HIMCO VIT Index Fund (June 13, 2014)	Pro Forma (June 13, 2014)
Net Assets (in 000s)
Class IA Shares	$762,610	—	$762,610
Class IB Shares	$443,707	—	$443,707
Total Net Assets	$1,206,317	—	$1,206,317
Net Asset Value Per Share
Class IA Shares	$40.71	—	$40.71
Class IB Shares	$40.46	—	$40.46
Shares Outstanding (in 000s)
Class IA Shares	18,734	—	18,734
Class IB Shares	10,968	—	10,968

It is impossible to predict how many shares of the New Index Fund will actually be received and distributed by the Index Fund on the Closing Date. The table should not be relied upon to determine the amount of the New Index Fund shares that will actually be received and distributed.

INFORMATION REGARDING HIMCO VIT INDEX FUND'S
INVESTMENT OBJECTIVE, STRATEGIES AND PRINCIPAL RISKS

As indicated previously, the investment objectives, principal investment strategies and principal risks of the Index Fund and the New Index Fund are identical. Below is a more detailed description of those items.

Investment Objective

The HIMCO VIT Index Fund seeks to provide investment results which approximate the price and yield performance of publicly traded common stocks in the aggregate.

Principal Investment Strategy

The HIMCO VIT Index Fund uses the Standard & Poor's 500 Index (the "Index") as its standard performance comparison because it represents a significant proportion of the total market value of all common stocks, is well known to investors and, in the opinion of the New Index Fund's investment manager, Hartford Investment Management, is representative of the performance of publicly-traded common stocks. Therefore, the New Index Fund attempts to approximate the capital performance and dividend income of the Index. The Index is comprised of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The portfolio manager generally invests in no fewer than 495 stocks included in the Index. Hartford Investment Management selects stocks for the New Index Fund's portfolio after taking into account their individual weights in the Index. Hartford Investment Management does not attempt to "manage" the New Index Fund's portfolio in the traditional sense, using economic, financial and market analysis, nor does the adverse financial situation of a company directly result in its elimination from the New Index Fund's portfolio unless, of course, the company is removed from the Index. Additionally, due to an internal policy of the investment manager, the New Index Fund does not invest in the stock of The Hartford Financial Services Group, Inc. (HIG), a component of the Index. Accordingly, the investment manager is unable to track the Index in its entirety, which may affect the New Index Fund's performance. The investment manager re-allocates the New Index Fund's exposure to HIG across the Life/Health, Property/Casualty and Multi-line Insurance industries.

Principal Risks

The principal risks of investing in the HIMCO VIT Index Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. An investment in the New Index Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any fund, there is no guarantee that the New Index Fund will achieve its goal.

Market Risk — Market risk is the risk that one or more markets in which the New Index Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

Index Strategy Risk — The New Index Fund is not actively managed, but instead is designed to match its index. Therefore, the adverse performance of a particular stock ordinarily will not result in the elimination of the stock from the New Index Fund's portfolio. The New Index Fund will remain invested in stocks even when stock prices are generally falling.

Tracking Error Risk — The New Index Fund's performance may not match or correlate to that of its reference index, either on a daily or aggregate basis. Factors such as cash flows, New Index Fund expenses, imperfect correlation between the New Index Fund's portfolio and the component securities of the index, rounding of share prices, asset valuation, timing variances, changes to the composition of the Index and regulatory requirements may cause the New Index Fund's performance to diverge from the performance of the index. Tracking error risk may cause the New Index Fund's performance to be less than expected.

MANAGEMENT AND PERFORMANCE OF HIMCO VIT INDEX FUND

The Investment Adviser

Hartford Investment Management has overall responsibility for the management of HIMCO VIT Index Fund and provides day-to-day management for the New Index

Fund's portfolio under the oversight of the Trust's Board of Trustees (the "Board of Trustees"). Hartford Investment Management is a professional money management firm that provides services to investment companies, employee benefit plans, its affiliated insurance companies and other institutional accounts. Hartford Investment Management is a wholly-owned subsidiary of The Hartford. As of December 31, 2013, Hartford Investment Management had investment management authority over approximately $112.6 billion in assets. Hartford Investment Management is principally located at One Hartford Plaza, Hartford, Connecticut 06155.

Hartford Investment Management relies on an exemptive order from the Securities and Exchange Commission ("SEC") under which it may use a "Manager of Managers" structure. Hartford Investment Management has responsibility, subject to oversight by the Board of Trustees, to oversee any sub-adviser of the New Index Fund and recommend the hiring, termination and replacement of such sub-adviser(s). The exemptive order permits Hartford Investment Management to appoint a sub-adviser not affiliated with Hartford Investment Management with the approval of the Board of Trustees and without obtaining approval from the New Index Fund's shareholders. Within 90 days after hiring any new sub-adviser, the New Index Fund's shareholders will receive information about the new sub-advisory relationship. The New Index Fund is currently directly managed by Hartford Investment Management. If in the future Hartford Investment Management retains a sub-adviser to manage the New Index Fund, it may do so in reliance on and in accordance with the provisions of the exemptive order.

The New Index Fund pays Hartford Investment Management an investment management fee, which is accrued daily and paid monthly, equal on an annual basis to a stated percentage of the New Index Fund's average daily net assets. The investment management fee that the New Index Fund will pay to Hartford Investment Management upon the completion of the Reorganization will be as shown below:

Average Daily Net Assets	Rate
First $2 billion	0.3000%
Next $3 billion	0.2000%
Next $5 billion	0.1800%
Amount Over $10 billion	0.1700%

The following individual has responsibility for the day-to-day management of the New Index Fund:

Deane Gyllenhaal, Vice President of Hartford Investment Management, has served as portfolio manager of the Index Fund since 2006. Mr. Gyllenhaal joined Hartford Investment Management as an investment professional in 2006. Mr. Gyllenhaal has been an investment professional involved in portfolio management, research and product development since 1990.

The Statement of Additional Information relating to this Proxy Statement/Prospectus, which is available upon request, provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the New Index Fund.

Performance

The performance information below indicates the risks of investing in the New Index Fund. Upon completion of the Reorganization, the New Index Fund will be the successor to the investment performance of the Index Fund. Accordingly, the performance information shown below is that of the Index Fund. Hartford Funds Management Company, LLC serves as the investment manager to the Index Fund and Hartford Investment Management, the New Index Fund's investment manager, serves as the sub-adviser to the Index Fund. The New Index Fund has the same investment objective and strategies as the Index Fund. Keep in mind that past performance does not indicate future results. The returns:

•  Assume reinvestment of all dividends and distributions.

•  Would be lower if the Index Fund's operating expenses had not been limited.

•  Would be lower if the effect of sales charges or other fees that may be applied at the contract or plan level were included.

The bar charts:

•  Show how the Index Fund's total return has varied from year to year

•  Show the returns of the Index Fund's Class IA shares. Because all of the Index Fund's shares are invested in the same portfolio of securities, returns for the Index Fund's Class IB shares differ only to the extent that the classes do not have the same expenses.

The table following the bar chart shows returns for the Index Fund over time compared to those of one or more broad-based market indices. For more information regarding returns see the "Performance Notes" section following the table.

TOTAL RETURNS BY CALENDAR YEAR

Highest/Lowest quarterly results during the periods shown in the bar chart were:

Highest		Lowest
(2nd quarter, 2009)	15.80%	(4th quarter, 2008)	–21.97%

Average annual total returns for periods ending 12/31/13

Share Classes	1 Year	5 Years	10 Years
Class IA	31.95%	17.59%	7.08%
Class IB	31.61%	17.30%	6.82%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	32.39%	17.94%	7.41%

Performance Notes

The following notes supplement the performance table above and provide additional information for understanding the returns provided in the table.

Upon completion of the Reorganization, the New Index Fund will be the successor to the investment performance of the Index Fund. Accordingly, the performance information shown in the table is that of the Index Fund. Hartford Investment Management serves as the sub-adviser to the Index Fund and the New Index Fund has the same investment objective and strategies as the Index Fund.

Index:

The index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

The S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

COMPARISON OF HIMCO VIT INDEX FUND TO
HARTFORD INDEX HLS FUND

Form of Organization

HIMCO VIT Index Fund is an investment portfolio (series) of the Trust. The Trust is a Delaware statutory trust registered as an open-end management investment company. The Trust is governed by the Board of Trustees, which currently consist of five (5) Trustees, three (3) of whom are not "interested persons" (as defined in the 1940 Act).

The Reorganization will result in shareholders being shareholders in a series of the Trust as opposed to shareholders in a series of the Company, which is a Maryland corporation and is registered as an open-end management investment company. Below is a summary of certain shareholder rights under the organizational documents governing the Trust and the Company and under applicable state law. The foregoing summary is not a complete description of provisions contained in those sources, and shareholders should refer to the provisions of those documents and state law directly for a more thorough description.

Governing Law

The Company is governed both by the Maryland General Corporation Law (the "MGCL") and the Company's organizational documents, the Articles of Restatement dated July 9, 2010 (the "Articles") and the Amended and Restated By-Laws adopted November 4, 2010 (the "Company Bylaws").

The Trust is governed both by the Delaware Statutory Trust Act (the "Delaware Act") and the Trust's organizational documents, the Agreement and Declaration of Trust dated January 13, 2012 (the "Declaration") and the By-Laws dated January 13, 2012 (the "Trust Bylaws"). As a general matter, the Trust has taken advantage of the flexibility of the Delaware Act, which generally defers to the terms of a Delaware statutory trust's governing instrument with respect to internal affairs.

Shareholder Meetings; Election and Removal of Directors

Maryland law does not require a corporation registered as an open-end investment company to hold annual meetings in any year that the election of directors is not required under the 1940 Act. Shareholders of a Maryland corporation generally are entitled to elect and remove directors. The Company Bylaws do not require an annual meeting of shareholders, but the Board of Directors may call special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act. Also, the Secretary of the Company must call a special meeting to act on any matter that may be properly considered at a meeting of shareholders at the request in writing of the shareholders entitled to cast not less than the majority of all the votes entitled to be cast on such matter at such meeting.

Shareholders in all series of the Company will vote with respect to certain matters, such as election of directors. Under the Company Bylaws, a plurality of all the votes cast at a meeting of shareholders duly called and at which a quorum is present shall be sufficient to elect a director. The directors serve for an indefinite period of time and have the power to alter the number of directors and appoint their own successors, provided that at all times at least a majority of the directors have been elected by shareholders. While the Articles are silent on the subject of the removal of directors, under the MGCL, the shareholders may remove any director, with or without cause, by the affirmative vote of a majority of all votes entitled to be cast for the election of directors. When not all series of the Company are affected by a matter to be voted upon, such as changes in the policies of an individual series, only the holders of shares of the one or more affected series will be entitled to vote.

A Delaware statutory trust is not required to hold shareholder meetings or get shareholder approval for certain actions unless the declaration of trust requires it. Although the Trust need not hold annual meetings of shareholders, special meetings may be called by a majority of the Trustees, the Trust's chairman or president, or upon the written request of shareholders holding not less than one-third of the outstanding shares entitled to vote on the matters specified in such written request, and subject to certain additional conditions set forth in the Trust Bylaws.

The Trustees have terms of unlimited duration, although they are subject to removal by the holders of record of two-thirds or more of the outstanding shares or by two-thirds or more of the Trustees. The Trustees have the power to alter the number of Trustees and appoint their own successors, provided that at all times at least a majority of the Trustees have been elected by shareholders. All series of shares will vote with respect to certain matters, such as election of Trustees. Under the Declaration, Trustees may be elected by a plurality of votes cast at a meeting of shareholders in which a quorum is present. When the Trustees have determined that not all series of the Trust are affected by a matter to be voted upon, such as changes in the policies of an individual series, only shareholders of such one or more series shall be entitled to vote thereon.

Liability and Indemnification of Directors/Trustees

The MGCL provides that a director who has met his or her standard of conduct has no liability by reason of being or having been a director. In this regard, the MGCL requires a corporation (unless its organizational document provides otherwise, which the Articles do not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made a party by reason of his or her service in that capacity. The MGCL permits a Maryland corporation, such as the Company, to include in its organizational document a provision limiting the liability of its directors and officers to the corporation and its shareholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. The MGCL further permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (i) was committed in bad faith or (ii) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that personal benefit was improperly received, unless in either case a court orders indemnification and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director upon the corporation's receipt of (a) a written affirmation by the director of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

Under the Articles, the Company shall indemnify its directors and officers to the full extent required or permitted by the General Laws of the State of Maryland and the federal securities law now or hereafter in force, including the advance of expenses, except where the costs incurred by the directors and officers are the result of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties of office. The Articles further provide that, to the maximum extent permitted by Maryland law and the federal securities laws, the directors will not be personally liable to the Company or its shareholders for money damages unless such damages are the result of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties of office.

With respect to the Trust, the Delaware Act permits a Delaware statutory trust to limit or eliminate a trustee's personal liability for breach of contract or breach of duties to the statutory trust or to a shareholder of the statutory trust in the declaration of trust, subject to certain exceptions. The 1940 Act provides that no officer or director shall be protected from liability to the Trust or shareholders for willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties of office.

The Declaration provides that no Trustee or officer shall be subject to any personal liability whatsoever to any person, other than the Trust or its shareholders, in connection with the affairs of the Trust. In addition, no Trustee or officer shall be liable to the Trust or to any shareholder for any action or failure to act except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of the duties of office, and shall not be liable for errors of judgment or mistakes of fact or law. The Declaration further provides that Trustees and officers shall be indemnified by the Trust (or the applicable series of the Trust) to the fullest extent permitted by law against any and all liability and against all expenses reasonably incurred or paid in connection with any claim, action, suit or proceeding in which the Trustee or officer becomes involved by virtue of having been a Trustee or officer.

Shareholder Liability

Under Maryland law, shareholders of a corporation generally are not personally liable for debts or obligations of a corporation. Accordingly, the Articles contain no explicit provision for shareholder indemnification.

Under the Delaware Act, unless the governing instrument provides otherwise, shareholders of a statutory trust have the same limitation of personal liability as extended to stockholders of private corporations for profit organized under the Delaware General Corporation Law. The Declaration provides that shareholders are not personally liable for any debt, liability or obligation or expense incurred by, contracted for, or otherwise existing with respect to the Trust or any series, and requires the Trust or the applicable series to indemnify shareholders against liability arising solely from the shareholder's ownership of shares in the Trust.

GENERAL INFORMATION ABOUT HIMCO VIT INDEX FUND

Investment Manager, Transfer Agent, and Principal Underwriter

Hartford Investment Management, the New Index Fund's investment manager, is principally located at One Hartford Plaza, Hartford, Connecticut 06155. State Street Bank and Trust Company, the New Index Fund's transfer agent, is located at One Lincoln Street Boston, MA 02111. HIMCO Distribution Services Company, the New Index Fund's principal underwriter, is located at One Hartford Plaza, Hartford, CT 06155. Hartford Investment Management and HIMCO Distribution Services Company are affiliates of The Hartford, a Connecticut financial services company.

Independent Registered Public Accounting Firm

Deloitte & Touche LLP ("Deloitte") serves as the Independent Registered Public Accounting Firm for the New Index Fund. Deloitte is responsible for performing annual audits of the financial statements and financial highlights of the New Index Fund in accordance with the auditing standards of the Public Company Accounting Oversight Board and a review of federal tax returns. The mailing address of Deloitte is 185 Asylum Street, 32nd Floor, Hartford, CT 06103-3402.

Shareholder Reports

The New Index Fund will assume the performance and accounting history of the Index Fund. A free copy of the Index Fund's annual and semi-annual reports can be obtained: on the Company's website at www.hartfordfunds.com/hlsprospectus; upon request by writing to Hartford Life Insurance Company, Hartford Life and Annuity Insurance Company, P.O. Box 14293, Lexington, KY 40512-4293 for variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company and its affiliates, or to Hartford Funds, P.O. Box 55022, Boston, MA 02205-5022 for all other shareholders; or by calling 1-800-862-6668.

Dividends and Distributions

The Board of Trustees has delegated authority to the New Index Fund's Treasurer to declare and make payment of dividends, to reduce the frequency with which dividends are declared and paid and to declare and make payments of long-term capital gains as permitted or required by law or in order to avoid adverse tax consequences. The current policy for the New Index Fund is to pay dividends from net investment income and to make distributions of realized capital gains, if any, at least once per year. Dividends and distributions are automatically invested in full or fractional shares at the net asset value on the reinvestment date. The New Index Fund reserves the right to change its dividend distribution policy at the discretion of the Board of Trustees.

Disclosure of Portfolio Holdings

A description of the New Index Fund's policies and procedures with respect to the disclosure of the New Index Fund's portfolio securities is available in the

Statement of Additional Information relating to this Proxy Statement/Prospectus, which is available upon request.

Beneficial Owners

The New Index Fund is a newly formed series of the Trust that will commence operations upon consummation of the Reorganization. Therefore, the New Index Fund does not have any shares outstanding as of the date of this Proxy Statement/Prospectus. As such, as of the record date, all trustees and officers as a group owned less than 1% of the outstanding shares of each class of the New Index Fund's shares, and no person owned beneficially more than 5% of the outstanding shares of any class of shares of the New Index Fund.

As of June 24, 2014, none of the Independent Trustees (or their immediate family members) had share ownership in securities of the Trust's investment manager or principal underwriter or in an entity controlling, controlled by or under common control with the investment manager or principal underwriter (not including registered investment companies).

Purchase and Redemption of Fund Shares

The New Index Fund may offer its shares to variable annuity and variable life insurance separate accounts of Hartford Life and Insurance Companies (the "Accounts") as investment options for certain variable annuity contracts and individual variable life insurance policies, group annuity and group funding agreement contracts and corporate-owned life insurance and other group life insurance policies (collectively, "variable contracts") issued through the Accounts. The New Index Fund may also offer its shares to certain qualified employee benefit plans (the "Plans").

The New Index Fund has authorized two classes of shares: Class IA and Class IB shares. The two classes of shares represent an investment in the same fund but are subject to different expenses and have different prices and performance.

Many of the Accounts are registered with the SEC as investment companies. When shares of the New Index Fund are offered as investment options for variable contracts issued through such an Account, a separate prospectus describing the particular Account and contract will accompany the New Index Fund's prospectus. When shares of the New Index Fund are offered as investment options for variable contracts issued through an Account that is not so registered, a separate disclosure document (rather than a prospectus) describing that Account and contract will accompany the New Index Fund's prospectus.

Shares of the New Index Fund are sold by HIMCO Distribution Services Company (the "Distributor") in a continuous offering to the Accounts and the Plans. Net purchase payments under the variable contracts are placed in one or more subaccounts of the Accounts and the assets of each subaccount are invested in the shares of the New Index Fund corresponding to that subaccount. The Accounts and the Plans purchase and redeem Class IA and Class IB shares of the New Index Fund at net asset value without sales or redemption charges.

For each day on which the New Index Fund's net asset value is calculated, the Accounts transmit to the New Index Fund any orders to purchase or redeem shares of the New Index Fund based on the net purchase payments, redemption (surrender or withdrawal) requests, and transfer requests from variable contract owners, annuitants and beneficiaries that have been processed by Hartford Life or an Insurance Company as of that day. Similarly, the Plans transmit to the New Index Fund any orders to purchase or redeem shares of the New Index Fund based on the instructions of Plan trustees or participants received by the Plans as of that day. The Accounts and Plans purchase and redeem shares of the New Index Fund at the next net asset value per share to be calculated after the related orders are received, although such purchases and redemptions may be executed the next morning. Payment for shares redeemed is made within seven days after receipt of notice of redemption, except that payments of redemptions may be postponed beyond seven days when permitted by applicable laws and regulations.

Although it would not normally do so, the New Index Fund has the right to pay the redemption price of shares of the New Index Fund in whole or in part in portfolio securities constituting the contract owner's proportionate share of the current assets of the New Index Fund. When portfolio securities received in this fashion are sold, a brokerage charge would be incurred. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The New Index Fund, however, always redeems shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the New Index Fund during any 90 day period for any one account.

A potential for certain conflicts exists between the interests of variable annuity contract owners and variable life insurance contract owners invested in the New Index Fund. Likewise, a potential for certain conflicts exists between the interests of owners of variable contracts and those of participants in a Plan that invests in the New Index Fund. To the extent that such classes of investors are invested in the New Index Fund when a conflict of interest arises that might involve the New Index Fund, one or more of such classes of investors could be disadvantaged. The Trust currently does not foresee any such conflict or disadvantage to owners of variable contracts or Plan participants. Nonetheless, the New Index Fund's Board of Trustees will monitor the New Index Fund for the existence of any irreconcilable material conflicts among or between the interests of various classes of investors. If such a conflict affecting owners of variable contracts is determined to exist, Hartford Life will, to the extent reasonably practicable, take such action as is necessary to remedy or eliminate the conflict. If such a conflict were to occur, one or more Accounts may be required to withdraw its investment in the New Index Fund or substitute shares of another HVIT Fund for the New Index Fund. This, in turn, could cause the New Index Fund to sell portfolio securities at a disadvantageous price.

Additional Compensation to Servicing Institutions, Insurance Companies and Other Persons ("Servicing Intermediaries")

This section includes additional information about different types of compensation paid to other entities with respect to the HVIT Funds and funds that are series of the Company.

Compensation to Servicing Intermediaries. Hartford Investment Management and/or its affiliates may pay Servicing Intermediaries and/or their affiliates compensation for sub-accounting, administration and/or shareholder processing services ("Servicing Payments"). These Servicing Payments may cause a Servicing Intermediary to choose to provide services to the HVIT Funds rather than to other investment products for which it may receive a lower payment. You may contact your Servicing Intermediary if you want additional information regarding any Servicing Payments it receives.

The amount of the Servicing Payments is generally based on the average net assets of the HVIT Funds and funds that are series of the Company that are attributed to a Servicing Intermediary. With certain limited exceptions, the annual amount of Servicing Payments made to any specific Servicing Intermediary is not expected to (although it may from time to time) exceed 0.20% of the average net assets of the HVIT Funds and funds that are series of the Company that are attributed to that Servicing Intermediary. For the year ended December 31, 2013, affiliates of Hartford Investment Management incurred approximately $20.2 million in total Servicing Payments and these Servicing Payments did not exceed $8.6 million for any one Servicing Intermediary.

As of January 1, 2014, affiliates of Hartford Investment Management have entered into arrangements to pay Servicing Compensation to the following entities: ADP Broker-Dealer, Inc.; Charles Schwab & Co.; Fidelity Brokerage Services LLC and National Financial Services LLC; Forethought Financial; GWFS Equities, Inc.; Hewitt Associates, LLC; ING Institutional Plan Services, LLC and ING Life Insurance and Annuity Company; J.P. Morgan Retirement Plan Services LLC; Lincoln Retirement Services Company, LLC; MassMutual Financial Group; Mercer HR Services, LLC; Nationwide Financial Services, Inc.; Newport Retirement Services, Inc.; The Northern Trust Company; Nationwide Retirement Solutions, Inc.; Ohio Public Employees Deferred Compensation Board; Principal Services Trust Company; Prudential; State of Connecticut; State of New York; T. Rowe Price Retirement Plan Services, Inc.; TD Ameritrade Trust Company; Teachers Insurance and Annuity Association of America; The Vanguard Group, Inc.; Wells Fargo Bank, N.A.; and Wilmington Trust Company. Hartford Investment Management and/or its affiliates may in the future enter into similar arrangements with other Servicing Intermediaries.

Class IB Shares Distribution Plan

The Trust has adopted a distribution plan (the "Distribution Plan") for Class IB shares of each HVIT Fund pursuant to approval of the Board of Trustees of the Trust in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable market conduct rules of the Financial Industry Regulatory Authority concerning asset-based sales charges. Pursuant to the Distribution Plan, each HVIT Fund compensates the Distributor from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Class IB shares. A portion of the amounts received by the Distributor may be used to defray various costs incurred or paid by the Distributor in connection with the printing and mailing of HVIT Fund prospectuses, statements of additional information, any supplements to those documents and shareholder reports and holding seminars and sales meetings with wholesale and retail sales personnel designed to promote the distribution of Class IB shares. The Distributor may also use the amounts received to provide compensation to financial intermediaries and third-party broker-dealers for their services in connection with the distribution of Class IB shares.

The Distribution Plan provides that each HVIT Fund may pay annually up to 0.25% of the average daily net assets of the HVIT Fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares. Under the terms of the Distribution Plan and the principal underwriting agreement, each HVIT Fund is authorized to make monthly payments to the Distributor which may be used to pay or reimburse entities, including insurance company affiliates of Hartford Investment Management, providing distribution and shareholder servicing with respect to the Class IB shares for such entities' fees or expenses incurred or paid in that regard. All or any portion of this fee may be remitted to dealers who provide distribution or shareholder account services.

The Distribution Plan is of a type known as a "compensation" plan because payments are made for services rendered to the HVIT Fund with respect to Class IB shares regardless of the level of expenditures by the Distributor. The Distributor has indicated that it expects its expenditures to include, without limitation: (a) compensation to and expenses, including overhead and telephone expenses, of employees of the Distributor engaged in the distribution of the Class IB shares of an HVIT Fund; (b) printing and mailing of prospectuses, statements of additional information, and reports for prospective purchasers of variable contracts investing indirectly in Class IB shares of an HVIT Fund; (c) compensation to financial intermediaries and broker-dealers to pay or reimburse them for their services or expenses in connection with the distribution of variable contracts investing indirectly in Class IB shares of an HVIT Fund; (d) expenses relating to the development, preparation, printing, and mailing of HVIT Fund advertisements, sales literature, and other promotional materials describing and/or relating to the Class IB shares of an HVIT Fund; (e) expenses of holding seminars and sales meetings designed to promote the distribution of the Class IB shares of an HVIT Fund; (f) expenses of obtaining information and providing explanations to variable contract owners regarding HVIT Fund investment objectives and policies and other information about an HVIT Fund, including performance; (g) expenses of training sales personnel regarding the Class IB shares of an HVIT Fund; (h) expenses of compensating sales personnel in connection with the allocation of cash values and premiums of the variable contracts to the Class IB shares of an HVIT Fund; (i) expenses of personal services and/or maintenance of variable contract accounts with respect to Class IB shares of an HVIT Fund attributable to such accounts; and (j) financing any other activity that the Distributor determines is primarily intended to result in the sale of Class IB shares.

The Distribution Plan was adopted by a majority vote of the Board of Trustees, including at least a majority of trustees who are not interested persons of the Trust as defined in the 1940 Act. The Distribution Plan may be terminated at any time by vote of the majority of the trustees who are not interested persons of each HVIT Fund. The Distribution Plan will automatically terminate in the event of its assignment.

The Distributor and its affiliates may pay, out of their own assets, compensation to brokers, financial institutions and other persons for the sale and distribution of the HVIT Funds' shares and/or for the servicing of those shares.

Rule 12b-1 fees have the effect of increasing operating expenses of the HVIT Funds. Because the fees paid by the HVIT Funds under the Distribution Plan are paid out of each HVIT Fund's assets on an on-going basis, over time these fees will increase the cost of a variable contract owner's or plan participant's investment and may cost more than alternative types of charges for the same distribution and investor services.

Frequent Purchases and Redemptions of Fund Shares

HVIT Funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements (market timing). Frequent purchases and redemptions of HVIT Fund shares by an HVIT Fund's shareholders can disrupt the management of the HVIT Fund, negatively affect the HVIT Fund's performance, and increase expenses for all of the HVIT Fund's shareholders. In particular, frequent trading (i) can force the HVIT Fund's portfolio manager to hold larger cash positions than desired instead of fully investing all of the HVIT Fund's assets, which can result in lost investment opportunities; (ii) can cause unplanned and inopportune portfolio turnover in order to meet redemption requests; and (iii) can increase broker-dealer commissions and other transaction costs as well as administrative costs for the HVIT Fund. Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when the HVIT Fund invests in securities that are thinly traded (for example some high yield bonds and small capitalization stocks) or are traded primarily in markets outside of the United States. Frequent traders, and in particular those using arbitrage strategies, can dilute the HVIT Fund's NAV for long-term shareholders.

If you intend to trade frequently or use market-timing investment strategies, you should not invest in the HVIT Funds.

The HVIT Funds are sold directly to variable annuity and variable life insurance separate accounts of Hartford Life and the Insurance Companies and to

IRS-qualified investment plans ("Plans"), such as employer-sponsored employee benefit plans. While some individual investors participate through Plans, many investors invest through variable contract separate accounts maintained by Hartford Life, which in turn invest in the HVIT Funds. Other investors participate in the HVIT Funds through variable contract separate accounts maintained by the Insurance Companies. The separate accounts maintained by the Insurance Companies often establish omnibus accounts in the HVIT Funds for their contract or policy holders through which transactions are placed. In most cases, exchange activity among the HVIT Funds occurs on an omnibus basis, which can limit the ability of the HVIT Funds, themselves, to monitor or restrict the trading practices of individual investors.

In addition to these limitations on the ability of the HVIT Funds themselves to monitor and restrict individual trading practices, the varied mechanisms for participation in the HVIT Funds challenge the HVIT Funds from establishing policies for excessive trading that are enforceable on the same terms with respect to all direct and indirect investors in the HVIT Funds. Older versions of individual variable annuity contracts and certain group annuity contracts issued by Hartford Life, for example, do not include terms that would expressly permit Hartford Life to impose strict numeric limitations on the number of exchanges that a contract holder can make during a specified time period or redemption fees on short-term trading activity. These contracts have not recently been sold by Hartford Life, but holders of these contracts remain invested in Hartford Life's separate accounts, which in turn invest in the HVIT Funds. As a result, certain accounts may be more susceptible to frequent trading abuses by shareholders while other accounts may be less susceptible.

The Board of Trustees of the HVIT Funds has adopted policies and procedures with respect to frequent purchases and redemptions of HVIT Fund shares by HVIT Fund shareholders. It is the HVIT Funds' policy to discourage investors from trading in an HVIT Fund's shares in an excessive manner that would be harmful to long-term investors. In addition, it is the HVIT Funds' policy to require those entities providing day-to-day portfolio management to establish internal procedures pursuant to which portfolio managers are required to report to Hartford Investment Management any cash flow activities in the HVIT Funds that, in the reasonable judgment of the portfolio manager, are reasonably likely to affect adversely the management or performance of an HVIT Fund. The HVIT Fund reserves the right to reject any purchase order at any time and for any reason, without prior written notice. The HVIT Fund also reserves the right to revoke the exchange privileges of any person at any time and for any reason. In making such determinations, the HVIT Fund may consider an investor's trading history in any of the HVIT Funds, including the person's trading history in any accounts under a person's common ownership or control. No system for prevention and detection of market timing and other abusive trading activities can be expected to eliminate all such activities.

In addition to the procedure described above, Hartford Life has developed procedures with respect to restrictions on trading that vary by the mechanism for participation in the HVIT Funds. Such procedures generally restrict the number of transfers permitted during each valuation day and/or the number of transfers permitted during a year until transfers must be requested by U.S. mail or overnight delivery service. Similarly, the Insurance Companies may also monitor transaction activities in their separate accounts pursuant to their own policies designed to restrict excessive trading.

Because the number of transfers or type of restrictions or procedures may vary, individual contract/policy holders and plan participants may be subject to different procedures and any individual should not expect that other individuals are subject to the same procedures or restrictions. For a description of Hartford Life's or the Insurance Companies' procedures applicable to you, please review the prospectus or disclosure document and other documentation associated with your product, policy or plan.

Certain qualified plans participate directly in the HVIT Funds through omnibus accounts ("Qualified Plan Omnibus Accounts") and, as described above, separate accounts maintained by the Insurance Companies often establish omnibus accounts in the HVIT Funds for their contract or policy holders through which transactions are placed ("Insurance Company Omnibus Accounts" and, together with Qualified Plan Omnibus Accounts, "Omnibus Accounts"). The Board of Trustees of the HVIT Funds has adopted policies and procedures relating to excessive trading in shares of the HVIT Funds through Omnibus Accounts (the "Policy"). With respect to investors investing through Omnibus Accounts, it is the Policy of the HVIT Funds to permit only two "substantive round trips" by an investor within any single HVIT Fund within a 90-day period. A substantive round trip is a purchase of or an exchange into an HVIT Fund and a redemption of or an exchange out of the same HVIT Fund in a dollar amount set by the HVIT Funds' transfer agent, in the reasonable exercise of its discretion. When an additional purchase or exchange order request for the HVIT Fund is received within the 90-day period, the requested transaction shall be rejected (unless such transaction was a transaction in an Omnibus Account that was identified, in accordance with the procedures described below, after it had already occurred). In addition, the person requesting such transaction shall be deemed an "Excessive Trader." All exchange and purchase privileges of an Excessive Trader shall be suspended within such HVIT Fund for the first violation of the policy for a period of 90 days. For a second violation of the policy, the exchange and purchase privileges of the Excessive Trader shall be suspended indefinitely.

The frequent trading limitations do not apply to the following: (1) any transaction not initiated by a shareholder or their registered representative; (2) transactions that are part of a systematic program; and (3) transactions of $1,000 or less.

In the case of actual or suspected excessive trading through Omnibus Accounts maintained by financial intermediaries, the HVIT Funds' transfer agent shall attempt to obtain the cooperation of the intermediaries to identify excessive traders and to prevent or limit, to the fullest extent practicable, such excessive trading activity. Accordingly, the HVIT Funds' procedures with respect to Omnibus Accounts are as follows: (1) Where the transfer agent is provided individual shareholder level transaction detail on a daily basis, the transfer agent shall monitor the daily trade activity of individual shareholders and apply the policy. (2) Where the transfer agent is not provided individual shareholder level transaction detail on a daily basis, the transfer agent shall monitor the accounts at an omnibus level and apply detection tools designed to determine whether shareholder transactions violating the policy may be occurring. In such cases, the transfer agent shall request and evaluate individual shareholder level transaction detail and seek to impose restrictions in accordance with the policy. The HVIT Funds' ability to identify and deter frequent purchases and redemptions of an HVIT Fund's shares through Omnibus Accounts is limited, and the HVIT Funds' success in accomplishing the objectives of the policies concerning frequent purchases and redemptions of HVIT Fund shares in this context depends significantly upon the cooperation of the financial intermediaries. In addition to the foregoing, the transfer agent also employs a process for reviewing certain large transactions in the HVIT Funds and may restrict trading as a result of its review.

The use of fair value pricing can serve both to make the HVIT Funds less attractive to market timers and to reduce the potential adverse consequences to other investors of market timing or abusive trading. Certain market timers may seek to take advantage of pricing anomalies that can occur in HVIT Fund shares resulting from the manner in which the NAV of the HVIT Funds' shares is determined each day. Frequent trading in HVIT Fund shares can dilute the value of long-term shareholders' interests in an HVIT Fund if the HVIT Fund calculates its NAV using closing prices that are no longer accurate. HVIT Funds that invest in overseas markets or that invest in securities of smaller issuers or thinly traded securities are more susceptible to this activity. The HVIT Funds' pricing procedures, particularly those procedures governing the determination of the "fair value" of securities for which market prices are not readily available (or are unreliable) for foreign securities may serve as a deterrent against harmful excessive trading in HVIT Fund shares. For additional information concerning the HVIT Funds' fair-value procedures, please refer to "Determination of Net Asset Value".

Determination of Net Asset Value

The net asset value per share (NAV) is determined for each class of the New Index Fund's shares as of the close of regular trading on the New York Stock Exchange (the "Exchange") (normally 4:00 p.m. Eastern Time) (the "NYSE Close") on each day that the Exchange is open ("Valuation Date"). If the Exchange is closed due to weather or other extraordinary circumstances on a day it would typically be open for business, the New Index Fund may treat such day as a typical business day and accept purchase and redemption orders and calculate the New Index Fund's NAV in accordance with applicable law. The net asset value for each class of shares is determined by dividing the value of the New Index Fund's net assets attributable to a class of shares by the number of shares outstanding for that class. Information that becomes known to the New Index Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other assets held in the New Index Fund's portfolio for which market prices are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales were reported, market value is based on prices obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the New Index Fund will use the fair value of the security or other instrument as determined in good faith under policies and procedures established by and under the supervision of the Trust's Board of Trustees. Market prices are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the New Index Fund's portfolio holdings or assets. In addition, market prices are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities or other instruments trade, do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Trustees in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Securities or other instruments that are primarily traded on foreign markets may trade on days that are not business days of the New Index Fund. The value of the foreign securities or other instruments in which the New Index Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the New Index Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the New Index Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio holding is primarily traded. There can be no assurance that the New Index Fund could obtain the fair value assigned to an investment if the New Index Fund were to sell the investment at approximately the time at which the New Index Fund determines its NAV.

Fixed income securities (other than short-term obligations and senior floating rate interests) and non-exchange traded derivatives held by the New Index Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the Trust's Board of Trustees. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Senior floating rate interests generally trade in over-the-counter ("OTC") markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Generally, the New Index Fund may use fair valuation in regard to fixed income positions when the New Index

Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Short term investments maturing in 60 days or less are generally valued at amortized cost if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term exceeded 60 days.

Exchange traded futures are valued at the settlement price determined by the relevant exchange as of the NYSE Close. Exchange traded options and options on futures are valued at the last trade price or mean of the bid and ask prices as of the NYSE Close. If such instruments do not trade on an exchange, values may be supplied by an independent pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the New Index Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities or other instruments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the New Index Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the Valuation Date. Such open-end mutual funds may use fair value pricing as disclosed in their prospectuses.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Trust's Board of Trustees.

For additional information regarding particular types of investments, please see the "Determination of Net Asset Value" section of the Statement of Additional Information, which is available upon request.

Variable Contract Owner Voting Rights

With regard to HVIT Fund matters for which the 1940 Act requires a shareholder vote, shares held by the Accounts are generally voted in accordance with instructions received from the owners of variable contracts (or annuitants or beneficiaries thereunder) having a voting interest in that Account. Each share has one vote. Votes are counted on an aggregate basis for the Trust, except as to matters where the interests of the separate series differ (such as approval of an investment management agreement or a change in an HVIT Fund's fundamental investment policies). In such cases, the voting is on a fund-by-fund basis. Matters that affect only one class of shares of an HVIT Fund (such as approval of a plan of distribution) are voted on separately for that class by the holders of shares of that class of the HVIT Fund. Fractional shares are counted. Shares held by an Account for which no instructions are received are generally voted for or against, or in abstention, with respect to any proposals in the same proportion as the shares for which instructions are received. As a result of proportional voting, the vote of a small number of shareholders may determine the outcome of a proposal subject to shareholder vote.

Plan Participant Voting Rights

With regard to HVIT Fund matters for which the 1940 Act requires a shareholder vote, Plan trustees generally vote HVIT Fund shares held by their Plans either in their own discretion or in accordance with instructions from Plan participants.

Legal Proceedings

On June 2, 2011, a complaint was filed against Hartford Investment Management Company in the United States District Court of Connecticut (Deutsche Bank Trust Company Americas v. Aetna, Inc., ING Investment Trust Co., Milan E. Chilla, Hartford Investment Management Co., and UBS AG (D. Conn.)). In a similar action, plaintiffs filed a complaint listing Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. as members of the defendant class (The Official Committee of Unsecured Creditors of Tribune Company v. Fitzsimons, et al. (Bankr. D. Del.)). The complaints relate to the bankruptcy of the Tribune Company, which was a public company that repurchased its shares in a leveraged buyout in 2007, but entered bankruptcy a year later. The plaintiffs in each case allege that the repurchase of shares acted as a fraudulent transfer. The plaintiffs in each case seek to recover from each class member the amount of consideration received in the buyout. Each action was transferred to the United States District Court for the Southern District of New York. In September 2013, the court dismissed the Deutsche Bank Trust Company Americas action. Plaintiffs appealed and the appeals court has not yet rendered a decision. Defendants plan to file a motion to dismiss The Official Committee of Unsecured Creditors of Tribune Company action, but briefing on that motion has not yet begun. The Hartford intends to vigorously defend these actions.

Performance Related Information

The HVIT Funds may advertise performance related information. Performance information about an HVIT Fund is based on the HVIT Fund's past performance only and is no indication of future performance.

Each HVIT Fund may include its total return in advertisements or other sales material. When an HVIT Fund advertises its total return, it will usually be calculated for one year, five years, and ten years or some other relevant period if the HVIT Fund has not been in existence for at least ten years. Total return is measured by comparing the value of an investment in the HVIT Fund at the beginning of the relevant period to the value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions).

The HVIT Funds are offered exclusively through variable insurance products and to certain qualified employee benefit plans. Performance information presented for the HVIT Funds should not be compared directly with performance information of other insurance products or plans without taking into account charges and expenses payable with respect to these insurance products or plans. Such charges and expenses are not reflected in the HVIT Funds' performance information and will reduce an investor's return under the insurance products or plans.

Additional Information about the Trust

The Trust and its investment portfolios are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and certain other federal securities statutes, and file reports and other information with the SEC. Proxy materials, reports, and other information filed by the Trust can be inspected and copied at the Public Reference Room maintained by the SEC. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-202-551-8090. The SEC maintains an Internet web site (at http://www.sec.gov) which contains other information about the Trust.

TAXES

Federal Income Taxes

For federal income tax purposes, the New Index Fund is treated as a separate taxpayer. The New Index Fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code, as amended. By so qualifying, the New Index Fund is not subject to federal income tax to the extent that its net investment income and net realized capital gains are distributed to the Accounts or Plans. Further, the New Index Fund intends to meet certain diversification requirements applicable to mutual funds underlying variable contracts.

Under current law, Plan participants and owners of variable contracts that have invested in the New Index Fund are not subject to federal income tax on New Index Fund earnings and distributions or on gains realized upon the sale or redemption of New Index Fund shares until such amounts are withdrawn from the plan or contracts. For information concerning the federal tax consequences to the purchasers of the variable contracts, see the prospectus or other disclosure document for such contract.

For more information about the tax status of the New Index Fund, please see the "Taxes" section in the Statement of Additional Information, which is available upon request.

INFORMATION CONCERNING THE SPECIAL MEETING

Proxy Solicitation

The principal solicitation of proxies will be by the mailing of this Proxy Statement/Prospectus beginning on or about July 31, 2014. If we have not received your vote as the date of the Special Meeting (the "Meeting") of the Index Fund approaches, you may receive a call from a representative of The Hartford to ask for your vote. Arrangements will be made with brokerage houses and other custodians, nominees, and fiduciaries to forward proxies and proxy materials to their principals.

In all cases where a telephonic proxy is solicited, a representative is required to obtain information from the shareholder to verify the shareholder's identity and authority to vote the shares (if the person giving the proxy is authorized to act on behalf of an entity, such as a corporation) and to confirm that the shareholder has received this Proxy Statement/Prospectus in the mail. For information about voting, please call toll free 1-855-976-3324.

The cost of the Meeting, including the preparation and mailing of the notice, Proxy Statement/Prospectus and the solicitation of proxies, including reimbursement to broker-dealers and others who forwarded proxy materials to their clients, will be borne by Hartford Investment Management or its affiliates.

Broadridge Financial Solutions, Inc. has been retained by The Hartford to assist in the tabulation of votes and may be retained to solicit proxies, if necessary.

Vote Required

Approval of the Reorganization Plan requires the affirmative vote of a "majority of the outstanding voting securities" of the Index Fund, which means the lesser of (a) the vote of 67% or more of the shares that are present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) the vote of more than 50% of the Index Fund's outstanding shares.

The Meeting and Voting Mechanics

The Index Fund, like the New Index Fund, issues and sells its shares to variable annuity and variable life insurance separate accounts of Hartford Life and its affiliates and the Insurance Companies (the Accounts). The Index Fund also issues and sells its shares to certain qualified employee benefit plans (the Plans). The Accounts hold shares of the Index Fund, and although Hartford Life, its affiliates and the Insurance Companies are the owners of the assets held in the Accounts, the underlying owners of the variable contracts ("Contract Owners") may be indirect participants in the Index Fund. Similarly, Plan participants may be indirect participants in the Index Fund. Shares held by the Accounts are generally voted in accordance with instructions received from those Contract Owners (or annuitants or beneficiaries thereunder) having a voting interest in that Account, and Plan trustees generally vote shares held by their Plans either in their own discretion or in accordance with instructions from Plan participants.

Unless revoked, properly executed voting instruction cards or proxy cards that have been returned by Contract Owners, Plan participants or shareholders without instructions will be voted "FOR" the proposal to approve the Reorganization Plan providing for the acquisition of all of the assets and liabilities of the Index Fund by the New Index Fund solely in exchange for shares of the New Index Fund, followed by the complete liquidation of the Index Fund. In instances where choices are specified by the Contract Owners, Plan participants or shareholders in the voting instruction cards or proxy cards, those Contract Owners' or shareholders' votes will be voted or the votes will be withheld in accordance with the Contract Owners' or shareholders' choices. Votes of Contract Owners for which no voting instructions are received will be voted by an insurance company in the same proportion as the votes of Contract Owners for which voting instructions are received by such insurance company. Votes of Plan participants for which no voting instructions are received will be voted in the discretion of the Plan trustee. Votes can be cast to approve or disapprove the Reorganization. Abstentions and broker non-votes will be counted as present for purposes of determining whether a quorum of shares is present at the Meeting, and will have the same effect as a vote "AGAINST" the Reorganization.

Contract Owners, Plan participants and shareholders may vote by completing and returning the enclosed voting instruction card or proxy card. Contract Owners, Plan participants and shareholders may also vote by touchtone telephone or by internet, by following the instructions on the proxy card. To vote by internet or by telephone, a Contract Owner, Plan participant or shareholder will need the "control number" that appears on the proxy card. After inputting this number, the Contract Owner, Plan participant or shareholder will be prompted to provide their voting instructions on the Proposal. Contract Owners, Plan participants and shareholders will have an opportunity to review the voting instructions and make any necessary changes before submitting the voting instructions and terminating the telephone call or internet link.

Although a Contract Owner's, Plan participant's or shareholder's vote may be solicited and taken by telephone, each Contract Owner, Plan participant or shareholder will also receive a copy of this Proxy Statement/Prospectus and may vote by mail using the enclosed proxy card or voting instruction card, or by touchtone telephone or the internet as set forth on the voting instruction and proxy cards. The last proxy vote received in time to be voted, whether by voting instruction card or proxy card, touchtone telephone or internet, will be the vote that is counted and will revoke all previous votes by the Contract Owner, Plan participant or shareholder.

Each full share outstanding is entitled to one vote, and each fractional share outstanding is entitled to a proportionate share of one vote. As a shareholder, you will not have appraisal rights in connection with the Proposal applicable to you described in this Proxy Statement/Prospectus.

The presence, either in person or by proxy, of shareholders representing one-third of all votes entitled to be cast at the Meeting shall constitute a quorum. Because Hartford Life and its affiliates are the majority shareholders of the Index Fund, their presence at the Meeting in person or proxy will meet the quorum requirement. Furthermore, because Hartford Life and its affiliates will vote their shares of the Index Fund in the same proportion as votes submitted by Contract Owners, it is possible that a small number of Contract Owners can determine the outcome of a matter submitted to shareholders. If no quorum is present, the chairman of the Meeting may adjourn the Meeting to a date not more than 120 days after the original record date without notice other than announcement at the Meeting. If a quorum is present but the chairman nonetheless wishes to adjourn the Meeting for any reason (e.g., if sufficient votes to approve any proposal have not been received, and further solicitation of votes is necessary), then subject to any Meeting rules that the chairman has established, the chairman may adjourn the Meeting to a later date and time and at a place announced at the Meeting. A shareholder vote may be taken for the Reorganization in this Proxy Statement/Prospectus prior to any adjournment provided that there is a quorum. If the proposal for the Reorganization receives a sufficient number of votes for approval prior to any adjournment, the proposal shall be deemed adopted and shall not require any further shareholder approval at any adjournment or otherwise.

Revoking Proxies

Contract Owners may revoke their voting instructions at any time until the voting results are announced at the Meeting by either submitting another voting instruction card or submitting prior written notice of their revocation to their respective Insurance Company. Shareholders may revoke authority to vote their shares by submitting another proxy or submitting written notice of revocation to the Secretary of the Company.

Outstanding Shares

Only shareholders of record on June 24, 2014 are entitled to notice of and to vote at the Meeting. As of the record date, the following number of shares of the Index Fund were outstanding: 18,641,505.720 (Class IA) and 11,004,356.492 (Class IB).

Appendix B to this Proxy Statement/Prospectus sets forth the persons who owned beneficially more than 5% of the Index Fund as of the record date. In addition, as of the record date, all directors and officers as a group owned less than 1% of the outstanding shares of each class of the Index Fund. The New Index Fund is a newly formed series of the Trust that will commence operations upon consummation of the Reorganization. Therefore, the New Index Fund does not have any shares outstanding as of the date of this Proxy Statement/Prospectus.

Shareholder Proposals

As a general matter, the Company does not hold annual meetings of shareholders. Shareholders wishing to submit a proposal for inclusion in a proxy statement for a subsequent meeting (if any) should send their written proposal to the Secretary of the Company at the address noted above.

Proposals must be received a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for the meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. Persons named as proxies for any subsequent shareholders' meeting will vote in their discretion with respect to proposals submitted on an untimely basis.

FINANCIAL HIGHLIGHTS FOR HIMCO VIT INDEX FUND

The financial highlights table for the New Index Fund is intended to help you understand the New Index Fund's financial performance for the past five years. Certain information reflects financial results for a single New Index Fund share. The financial information presented for each applicable period is that of the Index Fund. Upon completion of the Reorganization, the New Index Fund will be the accounting successor to the investment performance of the Index Fund. At that time, the New Index Fund will adopt the Financial Statements of the Index Fund. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the Index Fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended December 31, 2009 through December 31, 2013 has been derived from the financial statements audited by Ernst & Young LLP, the Index Fund's independent registered public accounting firm, whose report, along with the Index Fund's financial statements and financial highlights, is included in the Index Fund's annual report, which is available upon request. These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance or variable annuity product level or qualified employee benefit plan level. If additional charges or other fees applied at the variable product or plan level, if any, were included, returns would be lower.

	– Selected Per-Share Data(a) –
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains
For the Year Ended December 31, 2013
IA	$29.69	$0.62	$8.85	$9.47	$(0.62)	$—
IB	29.56	0.53	8.80	9.33	(0.54)	—
For the Year Ended December 31, 2012(d)
IA	$26.20	$0.61	$3.48	$4.09	$(0.60)	$—
IB	26.09	0.49	3.51	4.00	(0.53)	—
For the Year Ended December 31, 2011(d)
IA	$26.20	$0.52	$(0.05)	$0.47	$(0.47)	$—
IB	26.08	0.39	0.03	0.42	(0.41)	—
For the Year Ended December 31, 2010(d)
IA	$23.22	$0.44	$2.97	$3.41	$(0.43)	$—
IB	23.12	0.34	2.99	3.33	(0.37)	—
For the Year Ended December 31, 2009(d)
IA	$18.75	$0.42	$4.48	$4.90	$(0.42)	$(0.01)
IB	18.69	0.35	4.46	4.81	(0.37)	(0.37)

(a)  Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.

(b)  The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the New Index Fund's performance.

(c)  Adjustments include waivers and reimbursements, if applicable.

(d)  Net investment income (loss) per share amounts have been calculated using the SEC method.

Portfolio Turnover:

Portfolio Turnover Rate for All Share Classes
For the Year Ended December 31, 2013	3%
For the Year Ended December 31, 2012	7
For the Year Ended December 31, 2011	3
For the Year Ended December 31, 2010	4
For the Year Ended December 31, 2009	6

	– Selected Per-Share Data(a) –			– Ratios and Supplemental Data –
Class	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(b)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjustments(c)	Ratio of Expenses to Average Net Assets After Adjustments(c)	Ratio of Net Investment Income (Loss) to Average Net Assets
For the Year Ended December 31, 2013
IA	$(0.62)	$38.54	31.95%	$763,868	0.33%	0.33%	1.79%
IB	(0.54)	38.35	31.61	413,119	0.58	0.58	1.54
For the Year Ended December 31, 2012(d)
IA	$(0.60)	$29.69	15.63%	$691,786	0.33%	0.33%	1.98%
IB	(0.53)	29.56	15.34	307,129	0.58	0.58	1.75
For the Year Ended December 31, 2011(d)
IA	$(0.47)	$26.20	1.81%	$673,275	0.33%	0.33%	1.74%
IB	(0.41)	26.09	1.60	232,459	0.58	0.58	1.51
For the Year Ended December 31, 2010(d)
IA	$(0.43)	$26.20	14.73%	$809,629	0.34%	0.34%	1.73%
IB	(0.37)	26.08	14.45	209,260	0.59	0.59	1.48
For the Year Ended December 31, 2009(d)
IA	$(0.43)	$23.22	26.15%	$811,634	0.35%	0.35%	2.00%
IB	(0.01)	23.12	25.81	166,162	0.60	0.60	1.75

INDEX OF APPENDICES

Appendix A: Form of Agreement and Plan of Reorganization

Appendix B: 5% Beneficial Owners of Fund Shares as of June 24, 2014

APPENDIX A: FORM OF AGREEMENT AND PLAN OF REORGANIZATION

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION ("Agreement") is made as of this [__] day of [_____], 2014, by and between HIMCO Variable Insurance Trust, a Delaware statutory trust ("HIMCO Variable Insurance Trust"), with its principal place of business at One Hartford Plaza, Hartford, Connecticut 06155, on behalf of HIMCO VIT Index Fund ("Acquiring Fund"), a series of HIMCO Variable Insurance Trust, and Hartford Series Fund, Inc., a Maryland corporation ("Hartford Series Fund," together with HIMCO Variable Insurance Trust, the "Registrants"), with its principal place of business at 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087, on behalf of Hartford Index HLS Fund ("Acquired Fund"), a series of Hartford Series Fund.

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended ("Code"). The reorganization and liquidation will consist of (1) the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Fund to the Acquiring Fund in exchange solely for shares of beneficial interest of the Acquiring Fund ("Acquiring Fund Shares") corresponding to the class of outstanding shares of common stock of the Acquired Fund ("Acquired Fund Shares"), as described herein, (2) the assumption by the Acquiring Fund of all liabilities of the Acquired Fund, and (3) the distribution of the Acquiring Fund Shares on a pro rata basis to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund, as provided herein ("Reorganization"), all upon the terms and conditions hereinafter set forth in this Agreement.

WHEREAS, the Acquired Fund and the Acquiring Fund are series of Hartford Series Fund and HIMCO Variable Insurance Trust, respectively, each a registered investment company classified as a management company of the open-end type, and the Acquired Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Trustees of HIMCO Variable Insurance Trust have determined, with respect to the Acquiring Fund, that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction; and

WHEREAS, the Directors of Hartford Series Fund have determined, with respect to the Acquired Fund, that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the

best interests of the Acquired Fund and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of this transaction.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.  Transfer of Assets of the Acquired Fund to the Acquiring Fund in Exchange for Acquiring Fund Shares, the Assumption of All Acquired Fund Liabilities and the Liquidation of the Acquired Fund

1.1.  Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to sell, assign, convey, transfer and deliver all of the property and assets of the Acquired Fund, as set forth in paragraph 1.2 herein, to the Acquiring Fund, and the Acquiring Fund agrees in exchange therefor: (i) to deliver to the Acquired Fund the number of full and fractional Class IA and Class IB Acquiring Fund Shares having an aggregate net asset value equal to the value of the assets of Class IA and Class IB, respectively, of the Acquired Fund transferred hereunder, less the value of the liabilities of Class IA and Class IB, respectively, transferred hereunder, computed in the manner and as of the time and date set forth in paragraph 2.1 herein; and (ii) to assume all liabilities of the Acquired Fund, as set forth in paragraph 1.3 herein. Such transactions shall take place on the date of the closing provided for in paragraph 3.1 herein ("Closing Date").

1.2.  The property and assets of Hartford Series Fund attributable to the Acquired Fund to be acquired by the Acquiring Fund shall consist of all property and assets, including, without limitation, all rights, cash, securities, commodities and futures interests and dividends or interests receivable that are owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the Valuation Date as defined in paragraph 2.1 (collectively, "Assets"). The Acquired Fund will sell, assign, convey, transfer and deliver to the Acquiring Fund any rights, stock dividends, or other securities received by the Acquired Fund after the Closing Date as stock dividends or other distributions on or with respect to the property and assets transferred, which rights, stock dividends, and other securities shall be deemed included in the property and assets transferred to the Acquiring Fund at the Closing Date and shall not be separately valued, in which case any such distribution that remains unpaid as of the Closing Date shall be included in the determination of the value of the assets of the Acquired Fund acquired by the Acquiring Fund.

1.3.  The Acquired Fund will make reasonable efforts to discharge all of its known liabilities and obligations prior to the Valuation Date (as defined below). The Acquiring Fund shall assume all of the liabilities of the

Acquired Fund, whether accrued or contingent, known or unknown, existing at the Valuation Date (collectively, "Liabilities"). The Liabilities shall include the obligation of the Acquired Fund to indemnify the directors and officers of the Acquired Fund for acts and omissions prior to the Valuation Date (to the same extent that they would have been indemnified by the Acquired Fund had the Reorganization not occurred). On or as soon as practicable prior to the Closing Date, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all (and in no event less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

1.4.  Immediately following the actions contemplated by paragraph 1.1 herein, Hartford Series Fund shall take such actions necessary to complete the liquidation of the Acquired Fund. To complete the liquidation, Hartford Series Fund, on behalf of the Acquired Fund, shall (a) distribute to the Acquired Fund's shareholders of record with respect to each class of its shares as of the Closing as defined in paragraph 3.1 herein ("Acquired Fund Shareholders"), on a pro rata basis within the class, the Acquiring Fund Shares of the corresponding class received by the Acquired Fund pursuant to paragraph 1.1 herein, and (b) completely liquidate. Such distribution and liquidation will be accomplished, with respect to each class of Acquired Fund shares, by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of Class IA and Class IB Acquiring Fund Shares to be so credited to the Class IA and Class IB Acquired Fund Shareholders, respectively, shall, with respect to the class, be equal to the aggregate net asset value of the Acquired Fund Shares of the corresponding class owned by Acquired Fund Shareholders on the Valuation Date. All issued and outstanding Acquired Fund Shares will simultaneously be canceled on the books of the Acquired Fund, although share certificates representing interests in Class IA and Class IB Acquired Fund Shares will thereafter represent interests in the corresponding class of Acquiring Fund Shares after the Closing Date, as determined in accordance with paragraph 2.3. The Acquiring Fund shall not issue certificates representing the Class IA and Class IB Acquiring Fund Shares in connection with the Reorganization.

1.5.  Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's Transfer Agent, as defined in paragraph 3.3 herein.

1.6.  Any reporting responsibility of the Acquired Fund, including, but not limited to, the responsibility for filing regulatory reports, tax returns, or other documents with the Securities and Exchange Commission ("Commission"), any state securities commission, and any Federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

2.  Valuation

2.1.  The value of the Assets shall be the value of such Assets as of the close of business of the New York Stock Exchange ("NYSE") and after the declaration of any dividends on October 17, 2014 (such time and date being hereinafter called the "Valuation Date"), computed using the valuation procedures set forth in the then-current prospectus and statement of additional information with respect to the Acquired Fund and valuation procedures established by Hartford Series Fund's Board of Directors.

2.2.  The net asset value of each Acquiring Fund Share shall be the net asset value per share computed with respect to the corresponding class as of the Valuation Date, using the valuation procedures set forth in the Acquiring Fund's then-current prospectus and statement of additional information, and valuation procedures established by HIMCO Variable Insurance Trust's Board of Trustees.

2.3.  The number of Class IA and Class IB Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund's Assets shall have a net asset value equal to the value of the net assets of Class IA and Class IB, respectively, of the Acquired Fund determined using the same valuation procedures referred to in paragraph 2.1 herein.

2.4.  All computations of value shall be made by Hartford Funds Management Company, LLC, in its capacity as Fund Accountant for the Acquired Fund, and shall be subject to confirmation by the Treasurers of the Registrants.

3.  Closing and Closing Date

3.1.  The Closing Date shall be October 20, 2014, or such other date as the parties may agree. All acts taking place at the closing of the transactions provided for in this Agreement ("Closing") shall be deemed to take place simultaneously immediately prior to the opening of business on the Closing Date unless otherwise agreed to by the parties. The opening of business on the Closing Date shall be as of the opening of business on the NYSE (ordinarily 9:30 a.m., Eastern Time). The Closing shall be held at the offices of HIMCO Variable Insurance Trust or at such other time and/or place as the parties may agree.

3.2.  Hartford Series Fund shall direct J.P. Morgan Chase Bank, N.A., as custodian for the Acquired Fund ("Custodian"), to deliver to the Registrants at the Closing a certificate of an authorized officer of the Custodian stating that the Assets of the Acquired Fund have been delivered in proper form to the Acquiring Fund on the Closing Date. The Acquired Fund's portfolio securities represented by a certificate or other written instrument shall be presented by the Custodian to those persons who have primary responsibility for the safekeeping of the assets of the Acquiring Fund. Such presentation shall be made for examination no later than five (5) business days preceding the Closing Date, and such certificates and other written instruments shall be transferred and delivered by the Acquired Fund as of the Closing Date for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Custodian shall deliver to those persons who have primary responsibility for the safekeeping of the assets of the Acquiring Fund as of the Closing Date by book entry, in accordance with the customary practices of the Custodian and such persons and of each securities depository, as defined in Rule 17f-4 under the Investment Company Act of 1940, as amended ("1940 Act"), in which the Acquired Fund's Assets are deposited, the Acquired Fund's Assets deposited with such depositories. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of Federal funds on the Closing Date.

3.3.  Hartford Series Fund shall direct Hartford Administrative Services Company, in its capacity as transfer agent for the Acquired Fund ("Transfer Agent"), to deliver to the Registrants at the Closing a certificate of an authorized officer of the Transfer Agent stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Secretary of HIMCO Variable Insurance Trust shall confirm that (a) the appropriate number of Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund pursuant to paragraph 1.1 herein prior to the actions contemplated by paragraph 1.4 herein and (b) the appropriate number of Acquiring Fund Shares have been credited to the accounts of the Acquired Fund Shareholders on the books of the Acquiring Fund pursuant to paragraph 1.4 herein. At the Closing the Registrants shall execute such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as necessary to effect the Reorganization.

3.4.  In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquired Fund (each, an "Exchange") shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Directors of Hartford Series Fund, accurate appraisal of the value of the net assets of the Acquired Fund is impracticable, the Closing Date shall be postponed until the earliest practicable date.

3.5.  Prior to Closing, HIMCO Variable Insurance Trust shall have authorized the issuance of and shall have issued an Acquiring Fund Share to Hartford Investment Management Company in consideration of the payment of the offering price of such Acquiring Fund Share, as determined by HIMCO Variable Insurance Trust's Board of Trustees, for the purpose of enabling Hartford Investment Management Company to vote to (a) approve the investment management agreement between HIMCO Variable Insurance Trust, on behalf of the Acquiring Fund, and Hartford Investment Management Company; (b) approve any plan adopted by the Acquiring Fund pursuant to Rule 12b-1 under the 1940 Act; and (c) take such other steps related to the inception of operations of such Acquiring Fund as deemed necessary or appropriate by the Trustees of HIMCO Variable Insurance Trust. At the effective time of Closing, the Acquiring Fund Share issued pursuant to this paragraph 3.5 shall be redeemed by the Acquiring Fund at the offering price of an Acquiring Fund Share.

4.  Representations and Warranties

4.1.  Except as has been fully disclosed to the Acquiring Fund prior to the date of this Agreement in a written instrument executed by an officer of Hartford Series Fund, Hartford Series Fund, on behalf of the Acquired Fund, represents and warrants to the Acquiring Fund as follows:

(a)  The Acquired Fund is duly organized as a series of Hartford Series Fund, which is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland, with power under Hartford Series Fund's Articles of Incorporation, as amended from time to time, to own all of its Assets and to carry on its business as it is now being conducted;

(b)  Hartford Series Fund is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of the Class IA and Class IB Acquired Fund Shares under the Securities Act of 1933, as amended ("1933 Act"), is in full force and effect;

(c)  No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended ("1934 Act"), the 1940 Act and state securities laws;

(d)  The current prospectus and statement of additional information of the Acquired Fund and each prospectus and statement of additional information of the Acquired Fund used for a period of three years prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder; and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e)  On the Valuation Date, Hartford Series Fund, on behalf of the Acquired Fund, will have good and marketable title to the Assets of the Acquired Fund and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, HIMCO Variable Insurance Trust, on behalf of the Acquiring Fund, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act;

(f)  The Acquired Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of Hartford Series Fund's Articles of Incorporation, as amended from time to time, or Bylaws or of any agreement, indenture, instrument, contract, lease or other undertaking to which Hartford Series Fund, on behalf of the Acquired Fund, is a party or by which it is bound, or (ii) the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which Hartford Series Fund, on behalf of the Acquired Fund, is a party or by which it is bound;

(g)  All material contracts or other commitments of the Acquired Fund (other than this Agreement and certain investment contracts including options, futures, and forward contracts) will terminate without liability to the Acquired Fund on or prior to the Closing Date;

(h)  No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to Hartford Series Fund's knowledge, threatened against Hartford

Series Fund, with respect to the Acquired Fund or any of its properties or assets, that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. Hartford Series Fund, on behalf of the Acquired Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(i)  The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquired Fund at December 31, 2013 have been audited by Ernst & Young LLP, independent registered public accounting firm, who issued an unqualified opinion thereon;

(j)  Since December 31, 2013, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness other than in the ordinary course in accordance with the Acquired Fund's investment restrictions. For the purposes of this subparagraph (j), a decline in net asset value per share of Acquired Fund Shares due to declines in market values of securities held by the Acquired Fund, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund Shares by shareholders of the Acquired Fund shall not constitute a material adverse change;

(k)  On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof and, to the best knowledge of Hartford Series Fund, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(l)  For each taxable year of its operation (including the taxable year that includes the Closing Date), the Acquired Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been (or will be) eligible to and has computed (or will compute) its Federal income tax under Section 852 of the Code, and has met the diversification and other requirements of Section 817(h) of the Code and Treasury Regulation Section 1.817-5 thereunder;

(m)  All issued and outstanding Acquired Fund Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by Hartford Series Fund and have been offered and sold in every state, territory and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and other securities laws. All of the issued and outstanding Acquired Fund Shares will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph 3.3 herein. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund Shares, nor is there outstanding any security convertible into any of the Acquired Fund Shares;

(n)  The execution, delivery and performance of this Agreement and the transactions contemplated herein have been duly authorized by all necessary action, if any, on the part of the Directors of Hartford Series Fund, on behalf of the Acquired Fund, and this Agreement constitutes a valid and binding obligation of Hartford Series Fund, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

(o)  The information to be furnished by the Acquired Fund for use in registration statements, proxy statement materials and other documents filed or to be filed with any Federal, state or local regulatory authority (including the Financial Industry Regulatory Authority, Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto; and

(p)  The combined proxy statement and prospectus ("Proxy Statement") to be included in the Registration Statement referred to in paragraph 5.4 herein (and any amendment and supplement thereto), insofar as it relates to the Acquired Fund will, on the effective date of the Registration Statement and on the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, provided, however, that the representations and warranties of this subparagraph (p) shall not apply to statements in or omissions from the Proxy Statement and Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Fund for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder.

4.2.  Except as has been fully disclosed to the Acquired Fund prior to the date of this Agreement in a written instrument executed by an officer of HIMCO Variable Insurance Trust, HIMCO Variable Insurance Trust, on behalf of the Acquiring Fund, represents and warrants to the Acquired Fund as follows:

(a)  The Acquiring Fund is duly organized as a series of HIMCO Variable Insurance Trust, which is a statutory trust duly organized, validly existing, and in good standing under the laws of the State of Delaware, with power under HIMCO Variable Insurance Trust's Agreement and Declaration of Trust, as amended from time to time, to own all of its properties and assets and to carry on its business as it is now being conducted;

(b)  HIMCO Variable Insurance Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of the Class IA and Class IB Acquiring Fund Shares under the 1933 Act, is, or will be as of the Closing Date, in full force and effect;

(c)  No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act and state securities laws;

(d)  The current prospectus and statement of additional information of the Acquiring Fund conforms in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e)  The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of HIMCO Variable Insurance Trust's Agreement and Declaration of Trust, as amended from time to time, or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which HIMCO Variable Insurance Trust, on behalf of the Acquiring Fund, is a party or by which it is bound, or (ii) the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which HIMCO Variable Insurance Trust, on behalf of the Acquiring Fund, is a party or by which it is bound;

(f)  No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against HIMCO Variable Insurance Trust, with respect to the Acquiring Fund or any of the Acquiring Fund's properties or assets, that, if adversely determined, would materially and adversely affect the Acquiring Fund's financial condition or the conduct of its business. HIMCO Variable Insurance Trust, on behalf of the Acquiring Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund's business or its ability to consummate the transactions herein contemplated;

(g)  The Acquiring Fund will meet the requirements of Subchapter M of the Code for qualification as a regulated investment company, will be eligible to and will compute its Federal income tax under Section 852 of the Code, and will meet the diversification and other requirements of Section 817(h) of the Code and Treasury Regulation Section 1.817-5 thereunder for the period beginning on the Closing Date;

(h)  Prior to the Closing Date, the Acquiring Fund will have carried on no business activity and will have had no assets or liabilities other than the payment received from Hartford Investment Management Company with respect to the initial Acquiring Fund Share issued to Hartford Investment Management Company pursuant to paragraph 3.5 herein;

(i)  All issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by HIMCO Variable Insurance Trust and will be offered and sold in every state, territory and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and other securities laws. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring

Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares;

(j)  The execution, delivery and performance of this Agreement and the transactions contemplated herein have been duly authorized by all necessary action, if any, on the part of the Trustees of HIMCO Variable Insurance Trust, on behalf of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of HIMCO Variable Insurance Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

(k)  The Class IA and Class IB Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable by the Acquiring Fund;

(l)  The information to be furnished by the Acquiring Fund for use in the registration statements, proxy statements and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto; and

(m)  The Proxy Statement to be included in the Registration Statement referred to in paragraph 5.4 herein (and any amendment or supplement thereto), insofar as it relates to the Acquiring Fund and the Acquiring Fund Shares, will, from the effective date of the Registration Statement through the date of the meeting of shareholders of the Acquired Fund contemplated therein and on the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, provided, however, that the representations and warranties of this subparagraph (m) shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquired Fund for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder.

5.  Covenants of the Acquiring Fund and the Acquired Fund

5.1.  The Acquired Fund will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

5.2.  The Acquired Fund covenants that the Class IA and Class IB Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.3.  Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.4.  Hartford Series Fund, on behalf of the Acquired Fund, will prepare a Proxy Statement (referred to in paragraph 4.1(p) herein) to be included in a Registration Statement on Form N-14 ("Registration Statement"), in compliance with the 1933 Act, the 1934 Act and the 1940 Act. The Acquired Fund will provide to the Acquiring Fund such information regarding the Acquired Fund as may be reasonably necessary for the preparation of the Registration Statement.

5.5.  The Acquiring Fund and the Acquired Fund shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

5.6.  Hartford Series Fund, on behalf of the Acquired Fund, shall execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as may be necessary or desirable in order to (1) vest in and confirm (a) the title and possession of Hartford Series Fund, on behalf of the Acquired Fund, of the Acquiring Fund Shares to be delivered hereunder and (b) the title and possession of HIMCO Variable Insurance Trust, on behalf of the Acquiring Fund, of all the Assets and (2) otherwise to carry out the intent and purpose of this Agreement.

5.7.  The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to commence investment operations after the Closing Date and continue its operations after the Closing Date.

6.  Conditions Precedent to Obligations of the Acquired Fund

The obligations of Hartford Series Fund, on behalf of the Acquired Fund, to consummate the transactions provided for herein shall be subject, at Hartford Series Fund's election, to the performance by HIMCO Variable Insurance Trust, on behalf of the Acquiring Fund, of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1.  All representations and warranties of HIMCO Variable Insurance Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

6.2.  HIMCO Variable Insurance Trust, on behalf of the Acquiring Fund, shall have delivered to the Acquired Fund a certificate executed by HIMCO Variable Insurance Trust's President or Vice President and its Treasurer or Assistant Treasurer, and dated as of the Closing Date, to the effect that the representations and warranties of HIMCO Variable Insurance Trust, on behalf of the Acquiring Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement;

6.3.  HIMCO Variable Insurance Trust, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by HIMCO Variable Insurance Trust, on behalf of the Acquiring Fund, on or before the Closing Date; and

6.4.  The number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization shall have been calculated in accordance with paragraph 1.1 herein.

7.  Conditions Precedent to Obligations of the Acquiring Fund

The obligations of HIMCO Variable Insurance Trust, on behalf of the Acquiring Fund, to consummate the transactions provided for herein shall be subject, at HIMCO Variable Insurance Trust's election, to the performance by Hartford Series Fund, on behalf of the Acquired Fund, of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1.  All representations and warranties of Hartford Series Fund, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

7.2.  Hartford Series Fund, on behalf of the Acquired Fund, shall have delivered to HIMCO Variable Insurance Trust, on behalf of the Acquiring Fund, a statement of the Acquired Fund's Assets and Liabilities, as of the Closing Date, certified by the Treasurer of Hartford Series Fund;

7.3.  Hartford Series Fund, on behalf of the Acquired Fund, shall have delivered to HIMCO Variable Insurance Trust, on behalf of the Acquiring Fund, a certificate executed in the name of the Acquired Fund by its President or Vice President and its Treasurer or Assistant Treasurer and dated as of the Closing Date to the effect that the representations and warranties of Hartford Series Fund, on behalf of the Acquired Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement;

7.4.  Hartford Series Fund, on behalf of the Acquired Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by Hartford Series Fund, on behalf of the Acquired Fund, on or before the Closing Date; and

7.5.  The number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization shall have been calculated in accordance with paragraph 1.1 herein.

8.  Further Conditions Precedent to Obligations of the Acquiring Fund and the Acquired Fund

If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to Hartford Series Fund, on behalf of the Acquired Fund, HIMCO Variable Insurance Trust may, at its option, refuse to consummate the transactions contemplated by this Agreement. If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to HIMCO Variable Insurance Trust, on behalf of the Acquiring Fund, Hartford Series Fund may, at its option, refuse to consummate the transactions contemplated by this Agreement:

8.1.  The Agreement and the transactions contemplated herein shall have been approved by the Board of Directors of Hartford Series Fund and the Board of Trustees of HIMCO Variable Insurance Trust, and each party shall have delivered to the other certified copies of the resolutions evidencing such approval;

8.2.  On the Closing Date no action, suit or other proceeding shall be pending or, to the Registrants' knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

8.3.  All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Registrants to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund;

8.4.  The Registrants shall have received the opinion of counsel to the Registrants addressed to the Registrants substantially to the effect that, based upon certain facts, assumptions, and representations, the transaction contemplated by this Agreement shall constitute a tax-free reorganization for Federal income tax purposes. The delivery of such opinion is conditioned upon receipt by counsel to the Registrants of representations it shall request of the Registrants. Notwithstanding anything herein to the contrary, the Registrants may not consummate such transactions contemplated by the Agreement if this condition is not satisfied;

8.5.  HIMCO Variable Insurance Trust's registration statement on Form N-1A relating to shares of the Acquiring Fund shall have become effective and no stop order suspending the effectiveness thereof shall have been issued; and

8.6.  The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the Acquired Fund's Articles of Incorporation and By-Laws, applicable Maryland law and the 1940 Act. Notwithstanding anything herein to the contrary, the parties may not waive the conditions set forth in this paragraph 8.6.

9.  Indemnification

9.1.  HIMCO Variable Insurance Trust, out of the Acquiring Fund's assets and property (including any amounts paid to the Acquiring Fund pursuant to any applicable liability insurance policies or indemnification agreements), agrees to indemnify and hold harmless the Acquired Fund from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquired Fund may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement, provided that such indemnification by the Acquiring Fund is not in violation of any applicable law.

9.2.  Hartford Series Fund, out of the Acquired Fund's assets and property (including any amounts paid to the Acquired Fund pursuant to any applicable liability insurance policies or indemnification agreements), agrees to indemnify and hold harmless the Acquiring Fund from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquiring Fund may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement, provided that such indemnification by the Acquired Fund is not in violation of any applicable law.

10.  Brokerage Fees and Expenses

10.1.  HIMCO Variable Insurance Trust, on behalf of the Acquiring Fund and Hartford Series Fund, on behalf of the Acquired Fund, represent and warrant that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

10.2.  The expenses relating to the proposed Reorganization will be borne solely by Hartford Investment Management Company or its affiliates. No such expenses shall be borne by the Acquired Fund or the Acquiring Fund, except for brokerage fees and brokerage-related expenses incurred in connection with the Reorganization. The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, if any, preparation of any registration statement or document filed or to be filed, legal fees, accounting fees and securities registration fees. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a "regulated investment company" within the meaning of Section 851 of the Code.

11.  Entire Agreement; Survival of Warranties

11.1.  The Registrants have not made any representation, warranty or covenant, on behalf of either the Acquired Fund or the Acquiring Fund, as applicable, not set forth herein, and this Agreement constitutes the entire agreement between the Acquiring Fund and Acquired Fund with respect to the Reorganization.

11.2.  The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing and the obligations of each of the Acquired Fund and Acquiring Fund in paragraphs 9.1 and 9.2 shall survive the Closing.

12.  Termination

This Agreement may be terminated and the transactions contemplated hereby may be abandoned by resolution of Hartford Series Fund's Board of Directors or HIMCO Variable Insurance Trust's Board of Trustees, at any time prior to the Closing Date, if circumstances should develop that, in its opinion, make proceeding with the Agreement inadvisable.

13.  Amendments

This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Registrants.

14.  Headings; Governing Law; Assignment; Limitation of Liability; Counterparts

14.1.  The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

14.2.  This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its principles of conflicts of laws.

14.3.  This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

14.4.  It is expressly agreed that no shareholder, nominee, director, trustee, officer, agent, or employee of either the Acquiring Fund or the Acquired Fund shall be personally liable hereunder. The execution and delivery of this Agreement have been authorized by the Directors or Trustees of the Acquired Fund and Acquiring Fund, respectively, and signed by authorized officers, and neither such authorization by the Directors or Trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally.

14.5.  This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officer.

HIMCO Variable Insurance Trust, on
Behalf of Its Series,
HIMCO VIT Index Fund

By:

Name:

Title:

Hartford Series Fund, Inc., on
Behalf of Its Series,
Hartford Index HLS Fund

By:

Name:

Title:

With Respect to Paragraph 10.2 of This
Agreement, Accepted and Acknowledged by:

HARTFORD INVESTMENT MANAGEMENT COMPANY

By:

Name:

Title:

With Respect to Paragraph 10.2 of This
Agreement, Accepted and Acknowledged by:

HARTFORD FUNDS MANAGEMENT COMPANY, LLC

By:

Name:

Title:

APPENDIX B: 5% BENEFICIAL OWNERS OF FUND
SHARES AS OF JUNE 24, 2014

Index HLS Fund

Class of Shares	Name and Address of Beneficial Owner*	Amount of Beneficial Ownership	Percentage of Class Owned
Class IA	Hartford Life & Annuity Separate Account IANN REG Hartford, CT	$194,992,457.72	25.51%
Class IA	Hartford Life Insurance Co. Separate Account IANN REG Hartford, CT	$159,434,084.00	20.86%
Class IA	Hartford Life & Annuity Separate Account ILIF REG Hartford, CT	$123,641,114.62	16.18%
Class IA	Union Security Insurance Co. Separate Account NON REG Hartford, CT	$67,322,315.09	8.81%
Class IA	Hartford Life Insurance Co. Separate Account GOVT NON REG Hartford, CT	$58,697,045.25	7.68%
Class IA	Union Security Insurance Company Separate Account IANN REG Hartford, CT	$43,985,821.72	5.76%
Class IA	Hartford Life Insurance Co. Separate Account ILIF REG Hartford, CT	$42,493,694.94	5.56%
Class IA	Hartford Life Insurance Co. Separate Account Corp. NON REG Hartford, CT	$41,582,458.67	5.44%
Class IB	Hartford Life Insurance Co. Separate Account Corp. NON REG Hartford, CT	$338,221,875.45	75.42%

B-1

Class of Shares	Name and Address of Beneficial Owner*	Amount of Beneficial Ownership	Percentage of Class Owned
Class IB	Hartford Life & Annuity Separate Account IANN REG Hartford, CT	$84,987,043.88	18.95%

*  Each entity set forth in this column is the shareholder of record and may be deemed to be the beneficial owner of certain of the shares listed for certain purposes under the securities laws, although certain of the entities generally do not have an economic interest in these shares and would ordinarily disclaim any beneficial ownership therein.

B-2